                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                       MEDITRUST CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                  MEDITRUST OPERATING COMPANY
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                             MEDITRUST CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 28, 2001

    The Annual Meeting of Shareholders of Meditrust Corporation ("Meditrust") will be held at the INFOMART (Room 1060), 1950 Stemmons Freeway, Dallas, Texas, 75207 on Thursday, June 28, 2001 at 10:00 a.m. local time (together with all adjournments and postponements thereof, the "Meditrust Meeting"), for the following purposes:

    1. To elect two Directors of Meditrust, each to serve for a term of three years and until his successor is duly elected and qualified.

    2. To approve the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2001.

    3. To consider and act upon such other business and matters or proposals as may properly come before the Meditrust Meeting.

    The Board of Directors of Meditrust has fixed the close of business on May 23, 2001 as the record date for determining the shareholders having the right to receive notice of and to vote at the Meditrust Meeting. Only shareholders of record at the close of business on such date are entitled to notice of and to vote at the Meditrust Meeting. A list of shareholders entitled to vote at the Meditrust Meeting will be available during ordinary business hours at Meditrust's executive offices, 909 Hidden Ridge Drive, Suite 600, Irving, Texas, 75038 for ten days prior to the Meditrust Meeting, for examination by any Meditrust shareholder for purposes germane to the Meditrust Meeting.

                                          By Order of the Board of Directors of
                                          MEDITRUST CORPORATION

                                          /S/ JOHN F. SCHMUTZ

                                          John F. Schmutz

                                          Secretary

Irving, Texas
May 25, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE MEDITRUST MEETING, YOU ARE REQUESTED TO SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE, IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THAT PURPOSE. RETURNING THE ENCLOSED PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND THE MEDITRUST MEETING AND VOTE YOUR SHARES IN PERSON.

                          MEDITRUST OPERATING COMPANY
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 28, 2001

    The Annual Meeting of Shareholders of Meditrust Operating Company ("Operating Company") will be held at the INFOMART (Room 1060), 1950 Stemmons Freeway, Dallas, Texas, 75207 on Thursday, June 28, 2001 at 10:15 a.m. local time (together with all adjournments and postponements thereof, the "Operating Company Meeting"), for the following purposes:

    1. To elect two Directors of Operating Company, each to serve for a term of three years and until his successor is duly elected and qualified.

    2. To approve the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2001.

    3. To consider and act upon such other business and matters or proposals as may properly come before the Operating Company Meeting.

    The Board of Directors of Operating Company has fixed the close of business on May 23, 2001 as the record date for determining the shareholders having the right to receive notice of and to vote at the Operating Company Meeting. Only shareholders of record at the close of business on such date are entitled to notice of and to vote at the Operating Company Meeting. A list of shareholders entitled to vote at the Operating Company Meeting will be available during ordinary business hours at Operating Company's executive offices, 909 Hidden Ridge Drive, Suite 600, Irving, Texas, 75038 for ten days prior to the Operating Company Meeting, for examination by any Operating Company shareholder for purposes germane to the Operating Company Meeting.

                                          By Order of the Board of Directors of
                                          MEDITRUST OPERATING COMPANY

                                          /S/ JOHN F. SCHMUTZ

                                          John F. Schmutz

                                          Secretary

Irving, Texas
May 25, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE OPERATING COMPANY MEETING, YOU ARE REQUESTED TO SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE, IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THAT PURPOSE. RETURNING THE ENCLOSED PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND THE OPERATING COMPANY MEETING AND VOTE YOUR SHARES IN PERSON.

              THE MEDITRUST AND OPERATING COMPANY ANNUAL MEETINGS

    This Joint Proxy Statement is furnished in connection with the solicitation by and on behalf of the Boards of Directors of Meditrust Corporation, a Delaware corporation ("Meditrust") and Meditrust Operating Company, a Delaware corporation ("Operating Company," together with Meditrust, "The Meditrust Companies" and each a "Company"), of proxies from holders of Meditrust and Operating Company common stock, which shares are paired and traded as a single unit on the New York Stock Exchange (the "Paired Shares"), for use at the Meditrust Meeting and Operating Company Meeting (as each is defined below). This Joint Proxy Statement and the accompanying forms of proxy are expected to be mailed to the respective shareholders of The Meditrust Companies on or about
May 25, 2001.

PURPOSE OF THE ANNUAL MEETINGS

MEDITRUST

    At the annual meeting of shareholders of Meditrust to be held at the INFOMART (Room 1060), 1950 Stemmons Freeway, Dallas, Texas, 75207 on Thursday, June 28, 2001 at 10:00 a.m. local time (together with all adjournments and postponements thereof, the "Meditrust Meeting"), holders of Meditrust common stock, par value $.10 per share ("Meditrust Common Stock") will consider and vote upon:

    1. A proposal to elect two Directors of Meditrust, each to serve for a term of three years and until his successor is duly elected and qualified.

    2. The approval of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2001.

    3. Such other business and matters or proposals as may properly come before the Meditrust Meeting.

OPERATING COMPANY

    At the annual meeting of shareholders of Operating Company to be held at the INFOMART (Room 1060), 1950 Stemmons Freeway, Dallas, Texas, 75207, on Thursday, June 28, 2001 at 10:15 a.m. local time (together with all adjournments and postponements thereof, the "Operating Company Meeting"), holders of Operating Company common stock, par value $.10 per share ("Operating Company Common Stock") will consider and vote upon:

    1. A proposal to elect two Directors of Operating Company, each to serve for a term of three years and until his successor is duly elected and qualified.

    2. The approval of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2001.

    3. Such other business and matters or proposals as may properly come before the Operating Company Meeting.

RECORD DATE; VOTING RIGHTS; REVOCATION OF PROXIES

    The Meditrust Companies have fixed the close of business on May 23, 2001 as the record date ("The Meditrust Companies Record Date") for determining holders of Paired Shares entitled to notice of and to vote at the Meditrust Meeting and the Operating Company Meeting (collectively, the "Companies' Meetings"). Each Paired Share entitles the holder to one vote per share on each matter submitted to the respective Company's shareholders. Only holders of Paired Shares at the close of business on The Meditrust Companies Record Date will be entitled to notice of and to vote at the Companies' Meetings. As of The Meditrust Companies Record Date, there were outstanding and entitled to vote 143,036,289 Paired Shares. Paired Shares held in the treasury of Meditrust or Operating Company are not considered outstanding. Each outstanding Paired Share entitles its holder to cast one vote for each matter to be voted on.

    All Paired Shares which are entitled to vote and are represented at the Companies' Meetings by properly executed proxies received prior to or at the respective meeting will be voted at the meeting in accordance with the instructions indicated on the proxies. IF NO INSTRUCTIONS ARE GIVEN ON A PROXY CARD, IT WILL BE VOTED FOR APPROVAL AND ADOPTION OF THE RESPECTIVE PROPOSALS SET FORTH THEREON. If any other matters are properly presented at the Companies' Meetings for consideration, including, among other things, consideration of a motion to adjourn such meeting to another time and/or place, the persons named in the enclosed forms of proxy will have discretion to vote on such matters in accordance with their best judgment. However, proxies voted against the proposals will not be voted in favor of adjournment in order to continue to solicit proxies. Pursuant to the respective By-laws of each of Meditrust and Operating Company, no notice of an adjourned meeting need be given other than announcement at the respective meeting, except where the meeting is adjourned for 30 days or more.

    A shareholder who has given a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary of Meditrust or Operating Company, as the case may be, by signing and returning a later dated proxy, or by voting in person at the Meditrust Meeting or Operating Company Meeting, as the case may be; however, mere attendance at the Meditrust Meeting or the Operating Company Meeting will not in and of itself have the effect of revoking the proxy.

SOLICITATION OF PROXIES

    Meditrust and Operating Company will bear equally the costs of solicitation of proxies and of preparing, printing and mailing this Joint Proxy Statement. Brokerage houses, fiduciaries, nominees and others will be reimbursed for their out-of-pocket expenses in forwarding proxy materials to beneficial owners of Paired Shares held in their names. In addition to the solicitation of proxies by use of the mails, proxies may be solicited from holders of Paired Shares by Directors, officers and employees of The Meditrust Companies in person or by telephone, telegraph, facsimile or other appropriate means of communications. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to these Directors, officers and employees of The Meditrust Companies in connection with any such solicitation. In addition, D.F. King & Co., Inc., a proxy solicitation firm, has been engaged by The Meditrust Companies to act as proxy solicitor and will receive fees estimated at $5,000 plus reimbursement of out-of-pocket expenses.

QUORUM

    The holders of a majority of the common stock outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at each of the Companies' Meetings. Votes cast in person or by proxy at the Meditrust Meeting and the Operating Company Meeting will be tabulated by the inspector of elections appointed for each respective meeting and will determine whether or not a quorum is present. The inspector of elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present but not entitled to vote with respect to that matter.

        PRINCIPAL AND MANAGEMENT SHAREHOLDERS OF THE MEDITRUST COMPANIES

    The following table sets forth as of March 30, 2001, except as otherwise noted, the number of Paired Shares beneficially owned, directly or indirectly, by (i) each of the Directors of each of The Meditrust Companies, (ii) all persons who served as chief executive officer of either of The Meditrust Companies for the year ended December 31, 2000, (iii) each of the named executive officers for the year ended December 31, 2000, (iv) all Directors and current executive officers of The Meditrust Companies as a group, and (v) all persons who, to the knowledge of The Meditrust Companies, beneficially own five percent or more of the Paired Shares as of March 30, 2001. Unless otherwise indicated, all information concerning beneficial ownership was provided by the respective Director, executive officer or five percent beneficial owner, as the case may be. All Directors and current executive officers have a mailing address of c/o La Quinta Inns, Inc., 909 Hidden Ridge Drive, Suite 600, Irving, Texas 75038.

                                                               AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP(1)    PERCENT OF CLASS
------------------------                                      -----------------------    ----------------
DIRECTORS AND CURRENT EXECUTIVE OFFICERS:
  William C. Baker..........................................           176,400                  *
  Clive D. Bode.............................................           865,000                  *
  William G. Byrnes.........................................           211,517                  *
  Francis W. Cash...........................................           500,000                  *
  James P. Conn.............................................            84,909                  *
  John C. Cushman, III......................................           332,817(2)               *
  Stephen E. Merrill........................................            37,565                  *
  Michael F. Bushee.........................................           404,508                  *
  David L. Rea..............................................           300,000                  *
  John F. Schmutz...........................................           112,827                  *
  Debora A. Pfaff...........................................            71,071                  *
  Stephen A. Parker.........................................            50,000                  *
  Vito J. Stellato..........................................            90,265                  *
All Directors and current executive officers of
  The Meditrust Companies as a group........................         3,236,879(3)               2.0%
5% SHAREHOLDERS:
  Joint Schedule 13G/A Filing(4):
  Sid R. Bass, Inc..........................................         2,442,067(5)               1.7%
  Lee M. Bass, Inc..........................................         2,442,067(6)               1.7%
  The Bass Management Trust.................................         2,714,164(7)               1.9%
  The Airlie Group, L.P.....................................           269,633(8)(9)
  William P. Hallman, Jr....................................           300,002(10)
  Annie R. Bass Grandson's Trust for Lee M. Bass............           527,188(11)
  Annie R. Bass Grandson's Trust for Sid R. Bass............           527,188(12)
  Peter Sterling............................................           337,600(13)
  Hyatt Anne Bass Successor Trust...........................         1,013,918(14)
  Samantha Sims Bass Successor Trust........................         1,013,918(15)
  TF Investors, L.P.........................................            32,783(16)
  FW Trinity Limited Investors, L.P.........................           419,398(17)
  Sterling 1990 Trust.......................................           106,999(18)
  Lee C. Hallman Trust......................................            30,000(19)
  Mary S. Hallman Trust.....................................            30,000(20)
  William P. Hallman, III Trust.............................            30,000(21)
  Herbert T. Hughes.........................................            45,000
                                                                    ----------                -----
  Total.....................................................        12,281,925(4)               8.5%
Merrill Lynch & Co., Inc....................................        14,516,387(22)             10.1%

--------------------------
*   Denotes less than 1%

(1) Unless otherwise indicated, the number of shares stated as being owned beneficially includes (i) Shares beneficially owned by spouses, minor children and/or other relatives in which the Director or officer may share voting power and (ii) any of the Shares listed as being subject to options exercisable within sixty days of March 30, 2001.

(2) Includes 306,591 shares beneficially owned by Mr. Cushman as Trustee of the Cushman Family Trust.

(3) Does not include an aggregate of 8,701 shares owned by or for parents, spouses or children, as to which Shares the Directors or officers disclaim any beneficial interest, and does not include shares owned by former named executive officers Michael S. Benjamin (104,527 shares), David F. Benson (179,835 shares) and Laurie T. Gerber (95,634 shares).

(4) Information reported in a Schedule 13G/A filed February 14, 2001. The principal business office for each reporting person set forth in the
    Schedule 13G/A is 201 Main Street, Suite 3200, Fort Worth, Texas 76102. Clive D. Bode, The Meditrust Companies' Chairman, is also a reporting person within the Schedule 13G-A, although, for purposes of this table, his shares are presented above under the heading "Directors and Current Executive Officers." The aggregate number of shares reported in this Schedule 13G-A, including Mr. Bode's 865,000 shares, is 13,146,925 or 9.1% of the class.

(5) Mr. Sid R. Bass, solely in his capacity as President of Sid R. Bass, Inc., may also be deemed a beneficial owner of such Shares.

(6) Mr. Lee M. Bass, solely in his capacity as President of Lee M. Bass, Inc., may also be deemed a beneficial owner of such Shares.

(7) Mr. Perry R. Bass, solely in his capacity as sole Trustee and as one of two trustors of The Bass Management Trust, may also be deemed a beneficial owner of such Shares.

(8) Mr. Dort A. Cameron, III, solely in his capacity as one of two general partners of EBD L.P., which is the sole general partner of The Airlie Group, L.P., may also be deemed a beneficial owner of such Shares.

(9) Mr. William P. Hallman, Jr., solely in his capacity as President and sole stockholder of TMT-FW, Inc., which is one of two general partners of EBD L.P., which is the sole general partner of The Airlie Group, L.P., may also be deemed a beneficial owner of such Shares.

(10) This amount does not include (a) 527,188 Shares held by Annie R. Bass Grandson's Trust for Sid R. Bass of which Mr. Hallman is the Trustee,
    (b) 527,188 Paired Shares held by Annie R. Bass Grandson's Trust for Lee M. Bass of which Mr. Hallman is the Trustee, (c) 32,783 Paired Shares held by TF Investors, L.P., which is indirectly controlled by Trinity Capital Management, Inc., of which Mr. Hallman is the President and sole stockholder, (d) 269,633 Shares held by the Airlie Group, L.P., which is indirectly controlled by TMT-FW, Inc. of which Mr. Hallman is the President and sole stockholder, (e) 106,999 Shares held by the 1990 Sterling Trust, of which Mr. Hallman is a trustee and (f) 419,398 Shares held by FW Trinity Limited Investors, L.P., which is indirectly controlled by TF-FW
    Investors, Inc. of which Mr. Hallman is President and one of two stockholders.

(11) Mr. Hallman, solely in his capacity as Trustee of the Annie R. Bass Grandson's Trust for Lee M. Bass, may also be deemed a beneficial owner of such Shares.

(12) Mr. Hallman, solely in his capacity as Trustee of the Annie R. Bass Grandson's Trust for Sid R. Bass, may also be deemed a beneficial owner of such Shares.

(13) This amount does not include 419,398 Shares held by FW Trinity Limited Investors, L.P., whose sole general partner is TF-TW Investors, Inc., of which Mr. Sterling is one of two stockholders.

(14) Panther City Production Company, solely in its capacity as sole shareholder of Panther City Investment Company, the Trustee of the Hyatt Ann Bass Successor Trust, may also be deemed a beneficial owner of such Shares.

(15) Panther City Production Company, solely in its capacity as sole shareholder of Panther City Investment Company, the Trustee of Samantha Sims Bass Successor Trust, may also be deemed a beneficial owner of such Shares.

(16) Mr. Hallman, solely in his capacity as President and sole stockholder of Trinity Capital Management, Inc., the sole general partner of TF Investors, L.P., may also be deemed a beneficial owner of such Shares.

(17) Mr. Hallman, solely in his capacity as President and one of two stockholders of TF-FW Investors, Inc., which is the sole general partner of FW Trinity Limited Investors, L.P., may also be deemed a beneficial owner of such Shares. Mr. Sterling, solely in his capacity as one of two stockholders of TF-FW Investors, Inc., which is the sole general partner of FW Trinity Limited Investors, L.P., may also be deemed a beneficial owner of such Shares.

(18) Mr. Hallman, solely in his capacity as Trustee of the Sterling 1990 Trust, may also be deemed a beneficial owner of such Shares.

(19) Mr. W. R. Cotham, solely in his capacity as Trustee of the Lee C. Hallman Trust, may also be deemed a beneficial owner of such Shares.

(20) Mr. W. R. Cotham, solely in his capacity as Trustee of the Mary S. Hallman Trust, may also be deemed a beneficial owner of such Shares.

(21) Mr. W. R. Cotham, solely in his capacity as Trustee of the William P. Hallman III, Trust, may also be deemed a beneficial owner of such Shares.

(22) Information provided is based solely on information contained in a
    Schedule 13G/A filed by Merrill Lynch & Co., Inc. on behalf of Merrill Lynch Investment Managers and ML Global Allocation Fund, Inc. on February 6, 2001. Certain of the Merrill Lynch entities have disclaimed beneficial ownership of the Paired Shares holdings described in the Schedule 13G/A such that there is no violation of the ownership limitations as set forth in the Companies' charters.

    The information reflected for certain beneficial owners listed under the heading "5% Shareholders" is based on statements and reports filed with the SEC and furnished to The Meditrust Companies by such holders. No independent investigation concerning the accuracy thereof has been made by The Meditrust Companies.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION--THE MEDITRUST COMPANIES

    The Meditrust Companies pay each Director who is not otherwise an employee of The Meditrust Companies a fee of $30,000 per year for services as a Director plus $1,000 per day for attendance at each meeting of the full Board of Directors. In addition, the Chairman and each member of a committee of the Board of Directors are paid $1,250 and $1,000, respectively, for attendance at a committee meeting. The Meditrust Companies reimburse the Directors for travel expenses incurred in connection with their duties as Directors of The Meditrust Companies. In addition, The Meditrust Companies from time to time pay Directors additional fees in connection with various special projects.

    On September 7, 2000, five members of The Meditrust Companies' Boards of Directors were each granted 25,000 restricted Paired Shares under the Companies' stock incentive plans as well as options to purchase 75,000 Paired Shares at an exercise price of $3.3125 per Paired Share. One third of each grant vests for each year of service on the Boards after September 7, 2000. These grants were approved by a disinterested Director after a review of the grants and discussions with an external compensation consulting firm and the Companies' outside counsel.

EXECUTIVE COMPENSATION--MEDITRUST

    The following table provides information with respect to the compensation that Meditrust paid in 1998, 1999, and 2000 to those individuals who served as Meditrust's Chief Executive Officer, the four most highly compensated executive officers other than the Chief Executive Officer, and two former executive officers who are no longer with Meditrust or its subsidiaries whose base salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2000.

                      MEDITRUST SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM COMPENSATION AWARDS
                                                                                  ---------------------------------------
                                                                                                 AWARDS
                                                                                  RESTRICTED   SECURITIES
                                                        ANNUAL COMPENSATION         STOCK      UNDERLYING     ALL OTHER
                                                     --------------------------   AWARDS(S)     OPTIONS/    COMPENSATION
NAME AND PRINCIPAL POSITION                 YEAR     SALARY($)(4)   BONUS($)(A)      ($)        SARS(#)          ($)
---------------------------               --------   ------------   -----------   ----------   ----------   -------------
Francis W. Cash(1)......................    2000            --             --            --          --             --
  Chief Executive Officer and President     1999            --             --            --          --             --
                                            1998            --             --            --          --             --

Michael F. Bushee.......................    2000       392,900        425,000(2)    178,200(3)      -0-         30,282(6)
  Chief Operating Officer                   1999       300,000        221,607(2)     95,600(4)      -0-          6,627
                                            1998       300,000        194,718(2)  1,125,000(5)  150,000          6,627

David L. Rea(7).........................    2000            --             --            --          --             --
  Chief Financial Officer and Treasurer     1999            --             --            --          --             --
                                            1998            --             --            --          --             --

John F. Schmutz(7)......................    2000            --             --            --          --             --
  Senior Vice President and General         1999            --             --            --          --             --
  Counsel                                   1998            --             --            --          --             --

Debora A. Pfaff.........................    2000       169,121        280,000(8)    118,800(9)      -0-         19,669(10)
  Vice President of Operations              1999       124,100         60,000(8)        -0-         -0-         17,481
                                            1998       101,323         60,000(8)    225,000(9)   25,458         31,138

Michael S. Benjamin.....................    2000       351,018        215,000(11)   178,200(12)      -0-        82,409(15)
  Former Senior Vice President and          1999       300,000        221,607(11)    95,600(13)      -0-         6,786
  Secretary                                 1998       300,000        194,718(11) 1,125,000(14)  150,000         6,786

Laurie T. Gerber........................    2000       300,000        215,000(16)   178,200(17)      -0-        22,970(20)
  Former Chief Financial Officer            1999       275,000        215,000(16)    95,600(18)      -0-         6,157
                                            1998       250,000        150,000(16) 1,125,000(19)  150,000         6,157

David F. Benson(21).....................    2000        37,781            -0-       178,200(23)      -0-           -0-(25)
  Former Chief Executive Officer and        1999       500,000         10,096(22)    95,600(23)      -0-         6,860
  President                                 1998       500,000        319,912(22) 2,812,500(24)  375,000         6,860

William G. Byrnes(26)...................    2000           -0-            -0-        82,750(27)   75,000       100,000(28)
  Former Chief Executive Officer and        1999           -0-            -0-           -0-         -0-            -0-
  President                                 1998           -0-            -0-           -0-         -0-            -0-

------------------------------

(a) Bonus amounts listed reflect all bonus payments actually made during the fiscal year ended December 31, 2000. Any bonus payments earned during such fiscal year, but paid in 2001, will be reflected in Meditrust's proxy statement for the fiscal year ended December 31, 2001.

(1) Mr. Cash became Chief Executive Officer and President of Meditrust and Operating Company on April 17, 2000. Mr. Cash was paid by Operating Company for his services as an officer of both Meditrust and Operating Company. See "Operating Company Summary Compensation Table" INFRA.

(2) Mr. Bushee received his bonus for 2000 in cash. Mr. Bushee received his bonuses for 1999 and 1998 in cash and shares. For 1999, $215,000 was cash and $6,607 was shares (428 shares at $15.44 per share on January 4, 2000). For 1998, $150,000 was cash and $44,718 was shares (1,646 shares in four installments at $36.38, $30.94, $26.81 and $16.00 per share in January, April, July and October, 1998). All issuance prices were the closing prices for shares on the New York Stock Exchange on the respective dates of issuance.

(3) Mr. Bushee received an award of 30,000 shares of restricted stock on January 3, 2000 and the fair market value of a share on the date of grant was $5.94. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003, $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $76,800 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(4) Mr. Bushee received an award of 10,000 shares of restricted stock on August 5, 1999 and the fair market value of a share on the date of grant was $9.56. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003, $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $25,600 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(5) Mr. Bushee received an award of 50,000 shares of restricted stock on July 31, 1998 and the fair market value of a share on the date of grant was $22.50. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003, $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $128,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(6) Includes $14,233 in health insurance premiums paid by Meditrust, $2,422 in disability insurance premiums paid by Meditrust, $1,627 in life insurance premiums paid by Meditrust and a $12,000 car allowance.

(7) Messrs. Rea and Schmutz were paid by Operating Company for their services as officers of both Meditrust and Operating Company. See "Operating Company Summary Compensation Table" INFRA.

(8) Ms. Pfaff received her bonuses for 2000, 1999 and 1998 in cash.

(9) Ms. Pfaff received awards of 20,000 and 10,000 shares of restricted stock on January 3, 2000 and July 31, 1998, respectively, and the fair market value of a share on the dates of grant was $5.94 and $22.50, respectively. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003, $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $51,200 and $25,000, respectively, based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(10) Includes $14,233 in health insurance premiums paid by Meditrust, $1,254 in disability insurance premiums paid by Meditrust, $1,627 in life insurance premiums paid by Meditrust and a stock grant of $2,553.

(11) Mr. Benjamin received his bonus for 2000 in cash. Mr. Benjamin received his bonuses for 1999 and 1998 in cash and shares. For 1999, $215,000 was cash and $6,607 was shares (428 shares at $15.44 per share on January 4, 2000). For 1998, $150,000 was cash and $44,718 was shares (1,646 shares in four installments at $36.38, $30.94, $26.81 and $16.00 per share in January, April, July and October, 1998). All issuance prices were the closing prices for shares on the New York Stock Exchange on the respective dates of issuance.

(12) Mr. Benjamin received an award of 30,000 shares of restricted stock on January 3, 2000 and the fair market value of a share on the date of grant was $5.94. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003, $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $76,800 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(13) Mr. Benjamin received an award of 10,000 shares of restricted stock on August 5, 1999 and the fair market value of a share on the date of grant was $9.56. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003, $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $25,600 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(14) Mr. Benjamin received an award of 50,000 shares of restricted stock on July 31, 1998 and the fair market value of a share on the date of grant was $22.50. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003, $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $128,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(15) Includes $14,233 in health insurance premiums paid by Meditrust, $1,995 in disability insurance premiums paid by Meditrust, $1,627 in life insurance premiums paid by Meditrust, a $4,554 car allowance and forgiveness of $60,000 of debt. Excludes the Severance Payment of $4,745,421 received by Mr. Benjamin upon his termination of employment with Meditrust on December 29, 2000. See explanation of Mr. Benjamin's severance provision at "Employment Arrangements" INFRA.

(16) Ms. Gerber received her bonuses for 2000, 1999 and 1998 in cash.

(17) Ms. Gerber received an award of 30,000 shares of restricted stock on January 3, 2000 and the fair market value of a share on the date of grant was $5.94. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003, $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $76,800 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(18) Ms. Gerber received an award of 10,000 shares of restricted stock on August 5, 1999 and the fair market value of a share on the date of grant was $9.56. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003, $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $25,600 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(19) Ms. Gerber received an award of 50,000 shares of restricted stock on July 31, 1998 and the fair market value of a share on the date of grant was $22.50. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003, $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $128,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(20) Includes $14,233 in health insurance premiums paid by Meditrust, $1,710 in disability insurance premiums paid by Meditrust, $1,627 in life insurance premiums paid by Meditrust and a $5,400 car allowance. Excludes the Severance Payment of $4,357,835 received by Ms. Gerber upon her termination of employment with Meditrust on December 29, 2000. See explanation of Ms. Gerber's severance provision at "Employment Arrangements" INFRA.

(21) Mr. Benson ceased to serve as Meditrust's Chief Executive Officer and President on February 1, 2000.

(22) Mr. Benson received his bonus for 1999 in shares and 1998 in cash and shares. For 1999, Mr. Benson received $10,096 in shares (654 shares at $15.44 per share on January 4, 2000). For 1998, $250,000 was cash and $69,912 was shares (2,558 shares in four installments at $36.38, $30.94, $26.81 and $16.00 per share in January, April, July and October, 1998). All issuance prices were the closing prices for shares on the New York Stock Exchange on the respective dates of issuance.

(23) Mr. Benson received awards of 30,000 and 10,000 shares of restricted stock on January 3, 2000 and August 5, 1999, respectively, and the fair market value of a share on the date of grant was $5.94 and $9.56, respectively. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003, $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $76,800 and $25,600, respectively, based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(24) Mr. Benson received an award of 125,000 shares of restricted stock on July 31, 1998 and the fair market value of a share on the date of grant was $22.50. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 per share in 2000, $3.10 per share in 2001, $3.28 per share in 2002, $3.48 per share in 2003, $3.69 per share in 2004. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $320,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(25) Excludes the Severance Payment received by Mr. Benson upon his termination of employment with Meditrust on February 1, 2000. See explanation of Mr. Benson's severance provision at "Employment Arrangements" INFRA.

(26) Mr. Byrnes ceased to serve as Meditrust's Chief Executive Officer and President in April 2000.

(27) Mr. Byrnes received an award of 25,000 shares of restricted stock on September 7, 2000 and the fair market value of a share on the date of grant was $3.31. One third of the restricted stock vests for each year of service on the Board of Directors of Meditrust after September 7, 2000 and dividends, if and when declared, are payable on the restricted stock. All of the restricted stock immediately vests upon a change of control of Meditrust. The value of the restricted stock as of December 29, 2000 was $64,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(28) As compensation for his service as Chief Executive Officer and President of Meditrust, Mr. Byrnes was issued 50,000 shares with an approximate value, at the time of the grant, of $100,000.

    The following table provides information with respect to stock options granted by Meditrust in recognition of services rendered in the fiscal year ended December 31, 2000 to the Meditrust named executive officers. All stock options are granted at an exercise price equal to the fair market value on the date of grant.

                OPTION GRANTS IN LAST FISCAL YEAR FOR MEDITRUST

                                              NUMBER OF    PERCENT OF TOTAL
                                              SECURITIES       OPTIONS                                     GRANT
                                              UNDERLYING       GRANTED        EXERCISE OR                  DATE
                                               OPTIONS       TO EMPLOYEES     BASE PRICE    EXPIRATION    PRESENT
NAME                                          GRANTED(#)       IN 2000         ($/SHARE)       DATE      VALUE($)
----                                          ----------   ----------------   -----------   ----------   ---------
Francis W. Cash.............................     -0-                 --               --           --           --
Michael F. Bushee...........................     -0-                 --               --           --           --
David L. Rea................................     -0-                 --               --           --           --
John F. Schmutz.............................     -0-                 --               --           --           --
Debora A. Pfaff.............................     -0-                 --               --           --           --
Michael S. Benjamin.........................     -0-                 --               --           --           --
Laurie T. Gerber............................     -0-                 --               --           --           --
David F. Benson.............................     -0-                 --               --           --           --
William G. Byrnes...........................     -0-                 --               --           --           --

    The following table provides information with respect to the aggregated number of options to purchase Shares exercised by the Meditrust named executive officers as of December 31, 2000. The value of unexercised in-the-money options is based on the closing price of a Share, as reported on the New York Stock Exchange, on December 29, 2000 of $2.56, minus the exercise price, multiplied by the number of Shares underlying the options. An option is "in-the-money" if the fair market value of the Shares underlying the option exceeds the exercise price.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                  FISCAL YEAR-END OPTION VALUES FOR MEDITRUST

                                    SHARES                   NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                   ACQUIRED      VALUE      UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                                      ON        REALIZED    OPTIONS AT YEAR-END(#)            YEAR-END($)
NAME                              EXERCISE(#)     ($)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                              -----------   --------   -------------------------   -------------------------
Francis W. Cash.................       -0-        -0-               --                        --
Michael F. Bushee...............       -0-        -0-         298,330/244,193              -0-/-0-
David L. Rea....................       -0-        -0-               --                        --
John F. Schmutz.................       -0-        -0-               --                        --
Debora A. Pfaff.................       -0-        -0-          37,825/40,000               -0-/-0-
Michael S. Benjamin(1)..........       -0-        -0-           298,330/-0-                -0-/-0-
Laurie T. Gerber(1).............       -0-        -0-           122,095/-0-                -0-/-0-
David F. Benson.................       -0-        -0-             -0-/-0-                  -0-/-0-
William G. Byrnes...............       -0-        -0-           -0-/75,000                 -0-/-0-

------------------------

(1) Mr. Benjamin and Ms. Gerber terminated employment with Meditrust in December 2000 and their options were forfeited in March 2001.

MEDITRUST COMPENSATION COMMITTEE REPORT

INTRODUCTION

    Meditrust's executive compensation program is administered under the direction of the Compensation Committee of the Board of Directors. The current members of the Meditrust Compensation Committee are Stephen E. Merrill (Chairman), William C. Baker, Clive D. Bode and John C. Cushman, III. The Compensation Committee has been composed of entirely non-employee members since April 13, 2001, the date Francis W. Cash, the President and Chief Executive Officer of Meditrust, resigned from the Compensation Committee.

COMPENSATION PHILOSOPHY

    It is the duty of the Compensation Committee to formulate, approve and implement the compensation philosophy of Meditrust. The philosophy of the Company's executive compensation program is to:

    - Attract, motivate and retain highly trained and talented executive officers who are vital to Meditrust's short-term and long-term success, profitability and growth.

    - Reward executive officers for achievement of strategic goals and the enhancement of shareholder value.

    - Provide executive officers with compensation packages that consist of competitive base salaries supplemented by a cash bonus based on company and individual performance and long term incentive compensation consisting of restricted stock, stock options, or a combination of both. The cash bonus and long term incentive compensation are designed to link compensation with company and individual performance by providing a substantial potential upside to executive officers based on successful company and individual performance.

    - Position executive compensation levels to be competitive with other similarly situated lodging companies. Additionally, during fiscal year 2000 the Compensation Committee engaged independent outside compensation consultants to review the Company's executive compensation matters. When target objectives are met or exceeded, Meditrust's overall philosophy is to provide its executive officers base salaries at a target level around the 50th percentile for executives in comparable positions in its peer groups, total cash compensation (consisting of base salary and cash bonus) in the 75th percentile and long term compensation in the 85th percentile.

    - Reflect, for fiscal year 2000, the need to reward and retain the executives involved in the disposition of the Company's healthcare assets in accordance with The Meditrust Companies' strategic plan to shift its focus to the lodging industry. The Company has therefore set cash bonus and long term compensation awards for certain executive officers based upon targeted criteria relating to the successful disposition of such healthcare assets.

    - Be committed to open communications with employees regarding Company policies and procedures, the salary administration process, the job evaluation process and the timing of performance and salary reviews, bonus plans and long term compensation.

COMPENSATION PROGRAM

    The elements of compensation for Meditrust executive officers consists of the following, with all three elements together being utilized to satisfy the ultimate goal of enhancing stockholder value:

    1. BASE SALARY. Meditrust will be competitive with respect to executive officer base salaries. Executive officer salaries are set at a target level around the 50th percentile for executives in comparable positions in its peer groups. It is the goal of the Compensation Committee to pay base salaries that are competitive with others similarly situated lodging companies and a centralized salary administration system is used to ensure that base salaries remain externally competitive and internally equitable. The base salary structure is reviewed annually, and adjustments are made if necessary. Individual base salaries are also reviewed annually and merit increases are tied to company and individual performance. Equity adjustments to base salaries will be reviewed annually and will be granted only as supported by wage survey information. Any such equity adjustments will require the approval of the senior human resources officer and the CEO.

    2. CASH BONUS. Meditrust will be competitive with respect to executive officer cash bonuses. Target cash bonuses are set to be slightly above average in the marketplace. The Company's cash bonus criteria are designed to align the incentives of management with the interests of the Companies' stockholders with substantial upside potential when Company performance exceeds its business plan. Cash bonus levels are also tied to individual performance.

    3. LONG TERM COMPENSATION. Long term compensation ("LTC"), which is designed to attract and retain management talent, provide incentives to achieve annual business objectives, achieve long term strategic goals and protect the long term interests of the Company and its stockholders, is composed of restricted stock, stock options or a combination of both. Meditrust offers its executive officers who are committed to careers with the Company above average overall compensation by using LTC awards that are in the 85th percentile for executives in comparable positions in its peer groups. LTC at Meditrust is structured to give incentives to executives by providing substantial economic rewards for meeting or exceeding the goals of the Company. The size of LTC awards is determined by the Compensation Committee based upon its comparison of option and stock grants to executives with similar responsibilities at other companies and the executive's level of responsibility and relative importance to the operations of the Company.

    While cash bonus awards provide rewards for positive short-term performance, the Compensation Committee believes that LTC provides incentive compensation to executive officers that is aligned directly with the interests of the Company's stockholders. LTC is not guaranteed and is based on both individual and Company performance. Combining grants of stock options with grants of restricted stock further aligns management interests with those of stockholders and also provides recruitment and retention benefits. In 2000, LTC awards were in the form of 50% of value in non-qualified stock options and 50% of value in restricted stock. The primary purpose of stock options is for executive officers to have the same risk as stockholders since the options will only have value if the share price increases. Restricted stock has the same risk as stock options, but also provides an executive officer the benefits of being a shareholder through receipt of potential dividend distributions.

    LTC also achieves its goal of retention through being paid out over time. Restricted stock grants cliff vest after three years while stock option grants vest in 25% increments over four years.

    Executive officers are rated on an individual job performance scale as follows:

           1        Highest Rating

           2        Exceeds Standards

           3        Successful Performance

           4        Needs Improvement

           5        Unacceptable

Executives rated 4, "Needs Improvement," and 5, "Unacceptable" are not eligible to receive a LTC grant in a particular year. Executives rated 3, "Successful Performance" will receive a target grant. Executives rated 2, "Exceeds Standards," and 1, "Highest Rating" will be eligible to receive an additional grant of 10% to 20% of their target grant.

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND PRESIDENT

    The Compensation Committee did not take any action with regard to compensation of any chief executive officer as such matters were addressed by the Board of Directors and are described below in the section entitled "Compensation Report of Members of the Board of Directors."

TAX DEDUCTIBILITY OF COMPENSATION

    Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility on Meditrust's tax return of compensation over $1 million to any of the named executive officers unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by stockholders. While the Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted while simultaneously providing our executives with appropriate rewards for their performance, because the Company is a REIT, it believes that any denial of deductions pursuant to Code Section 162(m) is not likely to have a material adverse impact on Meditrust.

OTHER COMPENSATION PLANS

    Meditrust maintains certain broad-based employee benefit plans in which the Company's senior executives participate. These plans include a 401(k) savings plan, life, disability and health insurance plans and allowances for automobile use. These plans are not directly or indirectly tied to the Company's performance.

SUBMITTED BY THE COMPENSATION COMMITTEE:

    Stephen E. Merrill, Chairman

    William C. Baker

    Clive D. Bode

    John C. Cushman, III

COMPENSATION REPORT OF MEMBERS OF THE BOARD OF DIRECTORS OF MEDITRUST

COMPENSATION OF CHIEF EXECUTIVE OFFICERS

    The undersigned members of the Board of Directors of Meditrust (the "Board Members") negotiated and approved the following compensation agreements with the following individuals who served in the capacity of chief executive officer during the year ended December 31, 2000. The compensation arrangements were negotiated by the Board Members rather than by the Compensation Committee in order to expedite the process of hiring a chief executive officer with the requisite skills and experience to lead the Company during its shift to a more lodging-based focus in accordance with the Company's strategic plan.

    The Board Members approved the separation agreement by and between The Meditrust Companies and David F. Benson dated as of January 28, 2000 (the "Separation Agreement") which terminated the Employment Agreement entered into between the two parties as of January 1, 1999. Mr. Benson received a severance payment in cash and shares pursuant to the terms of the Separation Agreement. Also, under the terms of the Separation Agreement, Mr. Benson agreed to provide consulting services to The Meditrust Companies for a ten (10) month period for which The Meditrust Companies agreed to pay him a fee of $400,000.

    William G. Byrnes served as Chief Executive Officer for Meditrust from January 2000 through Mr. Cash's appointment in April 2000. The Board Members approved the issuance to Mr. Byrnes of 50,000 Shares with an approximate value, at the time of the grant, of $100,000, in return for his service as Chief Executive Officer and President of Meditrust while the Board of Directors searched for a permanent replacement for Mr. Benson.

    The compensation for Francis W. Cash for the year ended December 31, 2000 was negotiated and approved by Board Members for Operating Company and is reported below in the Compensation Report of Members of the Board of Directors of Operating Company.

SUBMITTED BY THE FOLLOWING MEMBERS OF THE BOARD OF DIRECTORS:

    Clive D. Bode, Chairman

    William C. Baker

    James P. Conn

    John C. Cushman, III

    Stephen E. Merrill

EXECUTIVE COMPENSATION--OPERATING COMPANY

    The following table provides information with respect to the compensation that Operating Company paid in 1998, 1999 and 2000 to those individuals who served as Operating Company's Chief Executive Officer, the four most highly compensated executive officers other than the Chief Executive Officer and two former executive officers who are no longer with Operating Company or its subsidiaries whose base salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2000.

                  OPERATING COMPANY SUMMARY COMPENSATION TABLE

                                                      ANNUAL COMPENSATION          LONG-TERM COMPENSATION AWARDS
                                                    -----------------------   ----------------------------------------
                                                                                               AWARDS
                                                                              RESTRICTED     SECURITIES
                                                                                STOCK        UNDERLYING    ALL OTHER
                                                                              AWARDS(S)       OPTIONS/    COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR     SALARY($)   BONUS($)(B)     ($)(A)       SARS(#)(A)       ($)
---------------------------              --------   ---------   -----------   ----------     ----------   ------------
Francis W. Cash(1).....................    2000      553,846          -0-       965,000(2)   2,400,000       797,543(3)
  Chief Executive Officer and President    1999           --           --            --             --            --
                                           1998           --           --            --             --            --

David L. Rea(4)........................    2000      194,712          -0-       522,000(5)     900,000       184,183(6)
  Chief Financial Officer and Treasurer    1999           --           --            --             --            --
                                           1998           --           --            --             --            --

John F. Schmutz........................    2000      226,000       40,000       129,585(7)      83,333       587,862(8)
  Senior Vice President and General        1999      196,539       38,675            --        130,000        51,891
  Counsel                                  1998      169,539       34,000            --            -0-        15,978(9)

Vito J. Stellato.......................    2000      175,154       35,000        93,300(10)     60,000        39,361(11)
  Senior Vice President                    1999      161,827          -0-           -0-            -0-        48,478
  Human Resources                          1998           --           --            --             --            --

Stephen A. Parker......................    2000      190,385          -0-       155,500(12)    100,000        18,400(13)
  Senior Vice President Sales &            1999           --           --            --             --            --
  Marketing                                1998           --           --            --             --            --

Bobby G. Moore, III(14)................    2000      199,231       17,500       103,665(15)     66,667        19,709(16)
  Former Senior Vice President and         1999      138,792          -0-            --             --       110,630
  Chief Information Officer                1998           --           --            --             --         6,536

William S. McCalmont(17)...............    2000      222,739          -0-           -0-            -0-           -0-(19)
  Former Interim President La Quinta       1999      259,615      150,000           -0-            -0-       864,055
  Inns, Inc.                               1998      249,999      100,000       697,000(18)        -0-        16,298(20)

William C. Baker(21)...................    2000          -0-          -0-        82,750(22)     75,000       100,000(23)
  Former Chief Executive Officer,          1999          -0-          -0-           -0-            -0-           -0-
  President and Treasurer                  1998          -0-       45,844           -0-(24)        -0-           -0-(25)

------------------------

(a) The restricted stock grant to Mr. Schmutz and option grants to Mr. Cash and Mr. Schmutz are listed on this table for simplicity, but were actually granted by Meditrust.

(b) Bonus amounts listed reflect all bonus payments actually made during the fiscal year ended December 31, 2000. Any bonus payments earned during such fiscal year, but paid in 2001, will be reflected in Operating Company's proxy statement for the fiscal year ended December 31, 2001.

(1) Mr. Cash became Chief Executive Officer and President of Operating Company on April 17, 2000. Accordingly, no compensation information is presented for Mr. Cash for the years 1999 and 1998.

(2) Mr. Cash received an award of 500,000 shares of restricted stock on April 17, 2000 and the fair market value of a share on the date of grant was $2.13. Mr. Cash received such grant of restricted stock in his capacity as an executive officer of Operating Company and the restricted stock vests three years from the date of grant. All restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $1,280,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(3) Including primarily a $600,000 sign-on bonus, $169,659 in moving expenses and other expenses.

(4) Mr. Rea became Chief Financial Officer and Treasurer of Operating Company in June 2000. Accordingly, no compensation information is presented for Mr. Rea for the years 1999 and 1998.

(5) Mr. Rea received an award of 300,000 shares of restricted stock on June 12, 2000 and the fair market value of a share on the date of grant was $1.94. The restricted stock vests three years from the date of grant. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $768,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(6) Including primarily a $150,000 sign-on bonus, a $4,362 car allowance and certain other moving and other expenses.

(7) Mr. Schmutz received an award of 41,667 shares of restricted stock on September 7, 2000 and the fair market value of a share on the date of grant was $3.31. The restricted stock vests three years from the date of grant. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $106,668 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(8) Including primarily a special bonus (in lieu of severance) of $532,000, the payout of a deferred SERP valued at $30,760, a car allowance of $13,150, a contribution on his behalf in the amount of $7,500 to the Executive Savings Plan and $1,368 in life insurance premiums paid by Operating Company.

(9) A portion of this other compensation was paid by La Quinta Inns, Inc. during the portion of 1998 prior to the July 18, 1998 merger of La Quinta
    Inns, Inc. with and into Meditrust.

(10) Mr. Stellato received an award of 30,000 shares of restricted stock on September 7, 2000 and the fair market value of a share on the date of grant was $3.31. The restricted stock vests three years from the date of grant. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $76,800 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(11) Including primarily a payout of a deferred SERP valued at $17,999, a $13,290 car allowance and $1,188 in life insurance premiums paid by Operating Company.

(12) Mr. Parker received an award of 50,000 shares of restricted stock on September 7, 2000 and the fair market value of a share on the date of grant was $3.31. The restricted stock vests three years from the date of grant. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $128,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(13) Includes primarily a $8,377 car allowance, $6,095 in moving expenses and $1,440 in life insurance premiums paid by Operating Company.

(14) Mr. Moore ceased to serve as Senior Vice President and Chief Information Officer of Operating Company in January 2001.

(15) Mr. Moore received an award of 33,333 shares of restricted stock on September 7, 2000 and the fair market value of a share on the date of grant was $3.31. The restricted stock vests three years from the date of grant. All of the restricted stock immediately vests upon a change of control of Meditrust and dividends, if and when declared, are payable on the restricted stock. The value of the restricted stock as of December 29, 2000 was $85,332 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(16) Including primarily a $13,154 car allowance and $1,332 in life insurance premiums paid by Operating Company. Excludes a $398,462 severance payment.

(17) Mr. McCalmont ceased to serve as Interim President of La Quinta Inns, Inc. in April 2000.

(18) Mr. McCalmont received an award of 50,000 shares of restricted stock on December 10, 1998 and the fair market value of a share on the date of grant was $13.94, which shares were forfeited after Mr. McCalmont's termination from Operating Company.

(19) Excludes a $1,773,871 Severance Payment pursuant to the terms of his severance agreement.

(20) A portion of this other compensation was paid by La Quinta Inns, Inc. during the portion of 1998 prior to the July 18, 1998 merger of La Quinta Inns, Inc. with and into Meditrust.

(21) Mr. Baker ceased to serve as Operating Company's Chief Executive Officer, President and Treasurer in April 2000.

(22) Mr. Baker received an award of 25,000 shares of restricted stock on September 7, 2000 and the fair market value of a share on the date of grant was $3.31. One third of the restricted stock vests for each year of service on the Board of Directors of Meditrust after September 7, 2000 and dividends, if and when declared, are payable on the restricted stock. All of the restricted stock immediately vests upon a change of control of Meditrust. The value of the restricted stock as of December 20, 2000 was $64,000 based on the closing market price as reported on the New York Stock Exchange on December 29, 2000 of $2.56.

(23) As compensation for his service as Chief Executive Officer, President and Treasurer of Operating Company, Mr. Baker was issued 50,000 shares with an approximate value, at the time of the grant, of $100,000.

(24) On July 31, 1998, Operating Company issued 75,000 shares of restricted stock at $22.50 per share to Mr. Baker, which as of the grant date had a value of $1,687,500. As of December 31, 1998 the restricted stock had a value of $1,125,000. This grant was forfeited on January 4, 1999. Dividends were paid in August, September and November of 1998.

(25) Excludes severance payments of $1,723,800 paid to Mr. Baker.

    The following table provides information with respect to stock options granted by Operating Company in recognition of services rendered in the fiscal year ended December 31, 2000 to the Operating Company named executive officers. All stock options were granted at an exercise price equal to the fair market value or higher on the date of grant and will vest 25% per year over four years from the date of grant.

            OPTION GRANTS IN LAST FISCAL YEAR FOR OPERATING COMPANY

                                        NUMBER OF    PERCENT OF TOTAL
                                        SECURITIES       OPTIONS                                    GRANT
                                        UNDERLYING       GRANTED        EXERCISE OR                  DATE
                                         OPTIONS       TO EMPLOYEES     BASE PRICE    EXPIRATION   PRESENT
NAME                                    GRANTED(#)       IN 2000         ($/SHARE)       DATE      VALUE($)
----                                    ----------   ----------------   -----------   ----------   --------
Francis W. Cash(1)....................    600,000        11.475           4.0312      4/17/2010    335,340
                                          600,000        11.475           5.3750      4/17/2010    241,740
                                        1,200,000        22.95            6.7188      4/17/2010    361,080

John F. Schmutz.......................     83,333         1.6             3.3125      9/07/2010    124,800

Bobby G. Moore, III...................     66,667         1.3             3.3125      9/07/2010     99,840

Vito J. Stellato......................     60,000         1.1             3.3125      9/07/2010     89,856

David L. Rea(2).......................    450,000         8.6             1.9375      6/12/2010    398,610
                                          450,000         8.6             2.9063      6/12/2010    288,990

Stephen A. Parker.....................    100,000         1.9             3.3125      9/07/2010    149,760

William S. McCalmont..................        -0-       -0-                   --             --         --

William C. Baker......................     75,000         1.4             3.3125      9/07/2006    112,320

------------------------

(1) In the event the closing price of a Paired Share exceeds, for a period of 30 consecutive days, the option exercise price, the Paired Shares subject to such options shall accelerate and become exercisable as to 20% of the original number of Paired Shares underlying such option grant not yet fully exercisable. Further, in the event the closing price of a Paired Share equals or exceeds, for a period of 30 consecutive days, three times the closing price for a Paired Share on March 22, 2000 ($2.6875) or $8.0625, the Paired Shares subject to such options shall accelerate and become exercisable as to an additional 20% of the original number of Paired Shares underlying such option grant not yet fully exercisable.

(2) In the event the closing price of a Paired Share equals or exceeds, for a period of 30 consecutive days, three times the closing price for a Paired Share on June 12, 2000 ($1.9375) or $5.8125, the Paired Shares subject to such options shall accelerate and become exercisable as to any Paired Shares underlying such option grant not yet fully exercisable.

    The following table provides information with respect to the aggregated number of options to purchase Shares exercised by the Operating Company named executive officers as of December 31, 2000. The value of unexercised in-the-money options is based on the closing price of a Share, as reported on the New York Stock Exchange, on December 29, 2000 of $2.56, minus the exercise price, multiplied by the number of Shares underlying the options. An option is "in-the-money" if the fair market value of the Shares underlying the option exceeds the exercise price.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
              FISCAL YEAR-END OPTION VALUES FOR OPERATING COMPANY

                                                               NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                      SHARES       VALUE      UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                                    ACQUIRED ON   REALIZED    OPTIONS AT YEAR-END(#)            YEAR-END($)
NAME                                EXERCISE(#)     ($)      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                                -----------   --------   -------------------------   -------------------------
Francis W. Cash...................      -0-         -0-         -0-/2,400,000                 -0-/-0-
John F. Schmutz...................      -0-         -0-         65,000/148,333                -0-/-0-
Bobby G. Moore, III(1)............      -0-         -0-         12,500/137,500                -0-/-0-
Vito J. Stellato..................      -0-         -0-         60,000/120,000                -0-/-0-
David L. Rea......................      -0-         -0-           0/900,000                 -0-/279,000
Stephen A Parker..................      -0-         -0-           0/100,000                   -0-/-0-
William S. McCalmont..............      -0-         -0-              0/0                      -0-/-0-
William C. Baker..................      -0-         -0-           -0-/75,000                  -0-/-0-

--------------------------

(1) Mr. Moore terminated employment with Operating Company in January 2000 and his options were forfeited in April 2000.

OPERATING COMPANY COMPENSATION COMMITTEE REPORT

INTRODUCTION

    Operating Company's executive compensation program is administered under the direction of the Compensation Committee of the Board of Directors. The current members of the Operating Company Compensation Committee are Stephen E. Merrill (Chairman), William C. Baker, Clive D. Bode and John C. Cushman, III. The Compensation Committee has been composed of entirely non-employee members since April 13, 2001, the date Francis W. Cash, the President and Chief Executive Officer of Meditrust, resigned from the Compensation Committee.

COMPENSATION PHILOSOPHY

    It is the duty of the Compensation Committee to formulate, approve and implement the compensation philosophy of Operating Company. The philosophy of the Company's executive compensation program is to:

    - Attract, motivate and retain highly trained and talented executive officers who are vital to Operating Company's short-term and long-term success, profitability and growth.

    - Reward executive officers for achievement of strategic goals and the enhancement of shareholder value.

    - Provide executive officers with compensation packages that consist of competitive base salaries supplemented by a cash bonus based on company and individual performance and long term incentive compensation consisting of restricted stock, stock options, or a combination of both. The cash bonus and long term incentive compensation are designed to link compensation with company and individual performance by providing a substantial potential upside to executive officers based on successful company and individual performance.

    - Position executive compensation levels to be competitive with other similarly situated lodging companies. Additionally, during fiscal year 2000 the Compensation Committee engaged independent outside compensation consultants to review the Company's executive compensation matters. When target objectives are met or exceeded, Operating Company's overall philosophy is to provide its executive officers base salaries at a target level around the 50th percentile for executives in comparable positions in its peer groups, total cash compensation (consisting of base salary and cash bonus) in the 75th percentile and long term compensation in the 85th percentile.

    - Reflect, for fiscal year 2000, the need to reward and retain the executives involved in the disposition of the Company's healthcare assets in accordance with The Meditrust Companies' strategic plan to shift its focus to the lodging industry. The Company has therefore set cash bonus and long term compensation awards for certain executive officers based upon targeted criteria relating to the successful disposition of such healthcare assets.

    - Be committed to open communications with employees regarding Company policies and procedures, the salary administration process, the job evaluation process and the timing of performance and salary reviews, bonus plans and long term compensation.

COMPENSATION PROGRAM

    The elements of compensation for Operating Company executive officers consists of the following, with all three elements together being utilized to satisfy the ultimate goal of enhancing stockholder value:

    1. BASE SALARY. Operating Company will be competitive with respect to executive officer base salaries. Executive officer salaries are set at a target level around the 50th percentile for executives in comparable positions in its peer groups. It is the goal of the Compensation Committee to pay base salaries that are competitive with other similarly situated lodging companies and a centralized salary administration system is used to ensure that base salaries remain externally competitive and internally equitable. The base salary structure is reviewed annually, and adjustments are made if necessary. Individual base salaries are also reviewed annually and merit increases are tied to company and individual performance. Equity adjustments to base salaries will be reviewed annually and will be granted only as supported by wage survey information. Any such equity adjustments will require the approval of the senior human resources officer and the CEO.

    2. CASH BONUS. Operating Company will be competitive with respect to executive officer cash bonuses. Target cash bonuses are set to be slightly above average in the marketplace. The Company's cash bonus criteria are designed to align the incentives of management with the interests of the Companies' stockholders with substantial upside potential when Company performance exceeds its business plan. Cash bonus levels are also based on individual performance.

    3. LONG TERM COMPENSATION. Long term compensation ("LTC"), which is designed to attract and retain management talent, provide incentives to achieve annual business objectives, achieve long term strategic goals and protect the long term interests of the Company and its stockholders, is composed of restricted stock, stock options or a combination of both. Operating Company offers its executive officers who are committed to careers with the Company above average overall compensation by using LTC awards that are in the 85th percentile for executives in comparable positions in its peer groups. LTC at Operating Company is structured to give incentives to executives by providing substantial economic rewards for meeting or exceeding the goals of the Company. The size of LTC awards is determined by the Compensation Committee based upon its comparison of option and stock grants to executives with similar responsibilities at other companies and the executive's level of responsibility and relative importance to the operations of the Company.

    While cash bonus awards provide rewards for positive short-term performance, the Compensation Committee believes that LTC provides incentive compensation to executive officers that is aligned directly with the interests of the Company's stockholders. LTC is not guaranteed and is based on both individual and Company performance. Combining grants of stock options with grants of restricted stock further aligns management interests with those of stockholders and also provides recruitment and retention benefits. In 2000, LTC awards were in the form of 50% of value in non-qualified stock options and 50% of value in restricted stock. The primary purpose of stock options is for executive officers to have the same risk as stockholders since the options will only have value if the share price increases. Restricted stock has the same risk as stock options, but also provides an executive officer the benefits of being a shareholder through receipt of potential dividend distributions.

    LTC also achieves its goal of retention through being paid out over time. Restricted stock grants cliff vest after three years while stock option grants vest in 25% increments over four years.

    Executive officers are rated on an individual job performance scale as follows:

           1        Highest Rating

           2        Exceeds Standards

           3        Successful Performance

           4        Needs Improvement

           5        Unacceptable

    Executives rated 4, "Needs Improvement," and 5, "Unacceptable" are not eligible to receive a LTC grant in a particular year. Executives rated 3, "Successful Performance" will receive a target grant. Executives rated 2, "Exceeds Standards," and 1, "Highest Rating" will be eligible to receive an additional grant of 10% to 20% of their target grant.

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND PRESIDENT

    The Compensation Committee did not take any action with regard to compensation of any chief executive officer as such matters were addressed by the Board of Directors and are described below in the section entitled "Compensation Report of Members of the Board of Directors."

TAX DEDUCTIBILITY OF COMPENSATION

    Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility on Operating Company's tax return of compensation over $1 million to any of the named executive officers unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by stockholders. The Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted while simultaneously providing our executives with appropriate rewards for their performance.

OTHER COMPENSATION PLANS

    Operating Company maintains certain broad-based employee benefit plans in which the Company's senior executives participate. These plans include a 401(k) savings plan, life, disability and health insurance plans and allowances for automobile use. These plans are not directly or indirectly tied to the Company's performance.

SUBMITTED BY THE COMPENSATION COMMITTEE:

    Stephen E. Merrill, Chairman

    William C. Baker

    Clive D. Bode

    John C. Cushman, III

COMPENSATION REPORT OF MEMBERS OF THE BOARD OF DIRECTORS OF OPERATING COMPANY

COMPENSATION OF CHIEF EXECUTIVE OFFICERS

    The undersigned members of the Board of Directors of Operating Company (the "Board Members") negotiated and approved the following compensation agreements with the following individuals who served in the capacity of chief executive officer during the year ended December 31, 2000. The compensation arrangements were negotiated by the Board Members rather than by the Compensation Committee in order to expedite the process of hiring a chief executive officer with the requisite skills and experience to lead the Company during its shift to a more lodging-based focus in accordance with the Company's strategic plan.

    William C. Baker served as Chief Executive Officer, President and Treasurer of Operating Company until Mr. Cash's appointment in April 2000. The Board Members approved the issuance to Mr. Baker of 50,000 Shares with an approximate value, at the time of the grant, of $100,000, in return for his service as Chief Executive Officer, President and Treasurer of Operating Company while the Board of Directors searched for a permanent replacement.

    Francis W. Cash became Chief Executive Officer and President of Operating Company in April 2000. Members of the Board approved the terms of Mr. Cash's employment agreement effective as of April 17, 2000 (the "Employment Agreement"). When approving Mr. Cash's compensation package, Members of the Board considered Mr. Cash's significant experience in both the healthcare and lodging industries and the Company's need for a chief executive officer with such experience as The Meditrust Companies implement the strategic plan to become more focused on lodging. Mr. Cash's pro-rated base salary for the year ended December 31, 2000 was $553,846. Mr. Cash received a cash signing bonus and earned a performance bonus in fiscal year 2000, which was not paid until March 2001. Mr. Cash was awarded stock options and restricted stock on April 17, 2000 as an incentive to successfully implement The Meditrust Companies' strategic plan. The restricted stock granted to Mr. Cash vests in full three years after the date of grant and Mr. Cash's stock options vest in 25% increments over four years.

SUBMITTED BY THE FOLLOWING MEMBERS OF THE BOARD OF DIRECTORS:

    Clive D. Bode, Chairman

    William G. Byrnes

    James P. Conn

    John C. Cushman, III

    Stephen E. Merrill

                            AUDIT COMMITTEE REPORTS

MEDITRUST

    The Board of Directors of Meditrust has established an Audit Committee and adopted a written charter for such Audit Committee, which is attached to this proxy statement as Appendix A. The members of the Audit Committee during fiscal year 2000 were James P. Conn, as Chairman, Clive D. Bode and John C.
Cushman, III. The Board of Directors has determined that the members of the Audit Committee are "independent" under the rules of the NYSE.

    The Audit Committee, among other things, makes recommendations concerning the engagement of independent public accountants, reviews the plans and results of the audit engagement with the independent public accountants, approves professional services provided by the independent public accountants, considers the range of audit and non-audit fees, reviews the adequacy of the Company's internal accounting controls and performs such other oversight functions as may be requested from time to time by the Board of Directors. The Audit Committee met 4 times during the year ended December 31, 2000.

    The undersigned members of the Audit Committee submit this report in connection with the Committee's review of the financial reports for the fiscal year ended December 31, 2000 as follows:

    1. The Audit Committee has reviewed and discussed with management the audited financial statements for Meditrust Corporation for the fiscal year ended December 31, 2000.

    2. The Audit Committee has discussed with representatives of PricewaterhouseCoopers LLP the matters that are required to be discussed with them under provisions of SAS 61. That Statement of Accounting Standards requires the auditors to ensure that the Audit Committee received information regarding the scope and results of the audit.

    3. The Audit Committee has discussed with PricewaterhouseCoopers LLP the auditor's independence from management and Meditrust Corporation including the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1. In addition, the Audit Committee considered whether the provision of certain non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining its independence.

    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in The Meditrust Companies Joint Annual Report on Form 10-K for the fiscal year ended December 31, 2000, which was filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE:
James P. Conn, Chairman
Clive D. Bode
John C. Cushman, III

                 INFORMATION ABOUT OUR INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP served as Meditrust's independent accountants for the fiscal year ended December 31, 2000 and has reported on our 2000 consolidated financial statements.

AUDIT FEES

    Fees for the fiscal year 2000 audit and the review of Forms 10-Q were $480,863.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    PricewaterhouseCoopers LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

    Aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2000 were approximately $721,083. These fees consist primarily of services rendered in connection with tax planning and compliance, healthcare asset sales and other audit reports.

OPERATING COMPANY

    The Board of Directors of Operating Company has established an Audit Committee and adopted a written charter for such Audit Committee, which is attached to this proxy statement as Appendix B. The members of the Audit Committee during fiscal year 2000 were James P. Conn, as Chairman, Clive D. Bode and John C. Cushman, III. The Board of Directors has determined that the members of the Audit Committee are "independent" under the rules of the NYSE.

    The Audit Committee, among other things, makes recommendations concerning the engagement of independent public accountants, reviews the plans and results of the audit engagement with the independent public accountants, approves professional services provided by the independent public accountants, considers the range of audit and non-audit fees, reviews the adequacy of the Company's internal accounting controls and performs such other oversight functions as may be requested from time to time by the Board of Directors. The Audit Committee met 4 times during the year ended December 31, 2000.

    The undersigned members of the Audit Committee submit this report in connection with the Committee's review of the financial reports for the fiscal year ended December 31, 2000 as follows:

    1. The Audit Committee has reviewed and discussed with management the audited financial statements for Meditrust Corporation for the fiscal year ended December 31, 2000.

    2. The Audit Committee has discussed with representatives of PricewaterhouseCoopers LLP the matters that are required to be discussed with them under provisions of SAS 61. That Statement of Accounting Standards requires the auditors to ensure that the Audit Committee received information regarding the scope and results of the audit.

    3. The Audit Committee has discussed with PricewaterhouseCoopers LLP the auditor's independence from management and Meditrust Corporation including the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1. In addition, the Audit Committee considered whether the provision of certain non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining its independence.

    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in The Meditrust Companies Joint Annual Report on Form 10-K for the fiscal year ended December 31, 2000, which was filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE:
James P. Conn, Chairman
Clive D. Bode
John C. Cushman, III

                 INFORMATION ABOUT OUR INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP served as Operating Company's independent accountants for the fiscal year ended December 31, 2000 and has reported on our 2000 consolidated financial statements.

AUDIT FEES

    Fees for the fiscal year 2000 audit and the review of Forms 10-Q were paid by Meditrust on behalf of the Companies.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    PricewaterhouseCoopers LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

    Aggregate fees billed for all other services rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2000 were paid by Meditrust on behalf of the Companies.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the executive officers and Directors of The Meditrust Companies, and persons who own more than 10% of a registered class of The Meditrust Companies' equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, Directors and greater than 10% beneficial owners are required by SEC regulation to furnish The Meditrust Companies with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of Forms 3 and 4 and amendments thereto furnished to The Meditrust Companies during its most recent fiscal year, Forms 5 and amendments thereto furnished to The Meditrust Companies with respect to its most recent fiscal year and written representations furnished to The Meditrust Companies, no officer, Director or 10% beneficial owner of The Meditrust Companies failed to timely file a required report, except that David L. Rea filed a timely Form 3 listing him incorrectly as an executive officer of Meditrust instead of Operating Company. A corrected Form 3 was subsequently filed, but such corrected filing was inadvertently filed after the deadline.

PERFORMANCE GRAPH

    The following graph compares the yearly percentage change in the cumulative total shareholder return on shares of Meditrust's predecessor and The Meditrust Companies against the cumulative market-weighted return of the Standard & Poor's Composite 500 Stock Index (the "S&P 500") and the National Association of Real Estate Investment Trusts ("NAREIT") All REIT Total Return Index (the "All REIT Index") for the period of five fiscal years commencing January 1, 1996 and ending December 31, 2000. The All REIT Index is comprised of all tax-qualified real estate investment trusts, without regard to investment focus, listed on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System. The stock performance graph assumes that the value of an investment in Paired Shares in each index was $100.00 on December 31, 1995 and that all dividends were reinvested on a monthly basis. The historical information set forth below is not necessarily indicative of future performance. Data for the All REIT Index and the S&P 500 were provided to us by NAREIT. The data shown is based on the share prices or index values, as applicable, as of December 31 for each year shown.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      NAREIT COMPOSITE  S&P 500  MEDITRUST COMPANIES
1995            100.00   100.00               100.00
1996            135.75   122.96               124.26
1997            161.39   163.99               122.51
1998            130.99   210.86                59.48
1999            122.50   255.20                25.59
2000            154.21   231.96                11.92

PROPOSAL 1--ELECTION OF DIRECTORS OF THE MEDITRUST COMPANIES

    The respective Boards of Directors of each of The Meditrust Companies currently consist of seven members and are divided into three classes. Each class has a term of three years and the terms are staggered so that in each year only one class of Directors for each of The Meditrust Companies is elected. The nominees standing for re-election in 2001 for each of The Meditrust Companies, together with the Directors whose terms do not expire, are listed below. It is the intention of the persons named as proxies in the accompanying form of proxy (unless otherwise indicated) to vote such proxies to elect the nominees for Director named in the following table, all of whom are currently members of the Board of Directors. If elected, the nominees will serve as Directors until The Meditrust Companies 2004 annual meetings and until their successors are duly elected and qualified. In the event that any of the nominees becomes unavailable (which is not now anticipated by The Meditrust Companies), the persons named as proxies have discretionary authority to vote for a substitute or to reduce the number of Directors to be fixed and elected. The Boards of Directors have no reason to believe that any of said persons will be unwilling or unable to serve if elected. Election of each of the nominees will require the affirmative vote of a majority of the stock having voting power present in person or represented by proxy and voting at the Meditrust Meeting or the Operating Company Meeting, provided that such majority is at least a majority of the number of shares required to constitute a quorum. Abstentions and broker non-votes with regard to any item being acted upon at the Meditrust Meeting or the Operating Company Meeting will not be treated as votes cast.

                             NOMINEES FOR DIRECTOR

                                                          DIRECTOR OF
                                                           MEDITRUST        DIRECTOR OF OPERATING
NAME AND PRINCIPAL                                    AND ITS PREDECESSOR      COMPANY AND ITS
OCCUPATION OR EMPLOYMENT                     AGE             SINCE            PREDECESSOR SINCE     TERMS EXPIRE
------------------------                   --------   -------------------   ---------------------   ------------
William G. Byrnes........................     50             2000                   1998                2001
  Financial Consultant, Private Investor
  and
  Director, JDN Realty Corporation

Francis W. Cash..........................     59             2000                   2000                2001
  Chief Executive Officer and President
  of Meditrust
  Chief Executive Officer and President
  of Operating Company

    THE BOARDS OF DIRECTORS OF THE MEDITRUST COMPANIES UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE NOMINEES FOR DIRECTOR. PROXIES SOLICITED BY THE BOARDS WILL BE VOTED "FOR" EACH OF THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

                              CONTINUING DIRECTORS

                                                          DIRECTOR OF
                                                           MEDITRUST        DIRECTOR OF OPERATING
NAME AND PRINCIPAL                                    AND ITS PREDECESSOR      COMPANY AND ITS
OCCUPATION OR EMPLOYMENT                     AGE             SINCE            PREDECESSOR SINCE     TERMS EXPIRE
------------------------                   --------   -------------------   ---------------------   ------------
William C. Baker.........................  68                2000                   1991                2003
  Former Chairman
  Santa Anita Realty Enterprises, Inc.
  and Santa Anita Operating Company

Clive D. Bode............................  58                1999                   1999                2002
  Chairman of the Board
  Director, Kelly, Hart & Hallman

James P. Conn............................  63                1995                   2000                2002
  Former Managing Director and Chief
  Investment Officer of Financial
  Security Assurance, Inc.

John C. Cushman, III.....................  60                1996                   2000                2003
  President and Chief Executive Officer
  of Cushman Realty Corporation

Stephen E. Merrill.......................  55                1998                   1998                2002
  President, Bingham Consulting Group,
  LLC

NOMINEES FOR DIRECTOR

    William G. Byrnes has been a Director of Operating Company since 1998 and was appointed a Director of Meditrust in April 2000. Mr. Byrnes served as Chief Executive Officer of Meditrust from January 2000 through Mr. Cash's appointment in April 2000. He was previously a Distinguished Professor of Finance at Georgetown University from August 1988 to May 1999, and was associated with Alex. Brown and Sons, investment bankers, from 1981 through 1998. Mr. Byrnes is a Financial Consultant and Private Investor and is a Director of JDN Realty Corporation, a real estate development and asset management company traded on the New York Stock Exchange, a Director of Security Capital Preferred Growth Incorporated and non-executive Chairman of Pulpfree, Inc.

    Francis W. Cash has been President and Chief Executive Officer of Meditrust and President and Chief Executive Officer of Operating Company since April 17, 2000. Mr. Cash was also the Treasurer of Operating from April 17, 2000 until June 2000, at which time David L. Rea joined The Meditrust Companies and became Treasurer of Operating Company. Mr. Cash was the Chairman of the Board, Chief Executive Officer, President and a director of Mariner Healthcare Group, Inc. from September 8, 1999 until March 2000. From July 1995 to August 1999,
Mr. Cash served as President and Chief Executive Officer of Red Roof Inns, Inc. ("Red Roof Inns"). He also served as Chairman of the Board of Red Roof Inns from June 1996 to August 1999. Prior to his service at Red Roof Inns, Mr. Cash served as President and Chief Operating Officer of NovaCare, Inc. from October 1992 to June 1995. Prior to that, Mr. Cash served in a number of senior executive positions for 18 years at Marriott Corporation, most recently as President, Marriott Service Group.

CONTINUING DIRECTORS

    William C. Baker has been a Director of Operating Company since
October 1991, was a Director at Meditrust's predecessor prior to the 1997 Santa Anita merger and was appointed a Director of

Meditrust in April 2000. Mr. Baker served as President and Treasurer of Operating Company from August 1998 through April 2000. Mr. Baker was Chief Executive Officer of Santa Anita Realty Enterprises, Inc. and Santa Anita Operating Company from April 1996 to December 1998. Mr. Baker was the President of Red Robin International, Inc. from 1993 to 1995, a private investor from 1988 to 1992 and Chairman of the Board and Chief Executive Officer of Del Taco, Inc. from 1976 to 1988. He served as Chairman of the Board of Coast Newport Properties from 1991 to 1999. Mr. Baker is a Director of Callaway Golf Company and Public Storage, Inc.

    Clive D. Bode has been Chairman of the Boards of Meditrust and Operating Company since October 1999. Mr. Bode has been a special advisor to certain members of the Bass Family of Fort Worth, Texas for the past 10 years. Mr. Bode is also Director of Kelly, Hart & Hallman, a Fort Worth based law firm.

    James P. Conn has been a Director of Meditrust since 1995, was a Director at Operating Company's predecessor prior to the 1997 Santa Anita merger and was appointed a Director of Operating Company in April 2000. Mr. Conn was the Managing Director and Chief Investment Officer of Financial Security
Assurance, Inc. from 1992 through 1998. He was also the President and Chief Executive Officer of Bay Meadows Operating Company from 1988 to 1992. Mr. Conn is a Trustee of Gabelli Equity Trust, Gabelli Global Multimedia Trust, Gabelli Utility Trust and a member of the Board of Directors of First Republic Bank.
Mr. Conn is also a Trustee of Gabelli Asset Fund, Gabelli Growth Fund and Gabelli Westwood Funds.

    John C. Cushman, III has been a Director of Meditrust since 1996, was a Director at Operating Company's predecessor prior to the 1997 Santa Anita merger and was appointed a Director of Operating Company in April 2000. Mr. Cushman has been the President and Chief Executive Officer of Cushman Realty Corporation since 1978. He is a Director of National Golf Properties, Inc., Los Angeles Turf Club, Incorporated, Digital Gene Technologies, Inc., Cushman Realty Corporation, Cushman Winery Corporation and Inglewood Park Cemetery.

    Stephen E. Merrill has been a Director of The Meditrust Companies since
May 1998. Mr. Merrill is the President of Bingham Consulting Group, LLC and was Of Counsel to the law firm Choate, Hall & Stewart from March 1997 to
February 1999. Previously, Mr. Merrill served as Governor of the State of New Hampshire from 1993 through 1997. He was senior partner in the law firm
Merrill & Broderick from 1989 through 1993 and served as Attorney General for the State of New Hampshire from 1985 through 1989. Mr. Merrill also served as legal counsel and Chief of Staff to the Governor of New Hampshire from 1982 through 1985.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    David L. Rea has been Executive Vice President, Chief Financial Officer and Treasurer of Operating Company since June 2000 and Meditrust since
December 2000. Most recently, Mr. Rea served as CFO of the start-up business to business e-commerce company, SingleSourceIT.com. Prior to that he was with Red Roof Inns, Inc. from 1996 through 1999, where he served in various roles including Executive Vice President, CFO and Treasurer. From 1995 through 1996, he served as Vice President of Finance at DeBartolo Realty Corporation and held various investment management related positions with T. Rowe Price Associates from 1986 through 1995.

    Michael F. Bushee has been Chief Operating Officer of Meditrust since September 1994. He was Senior Vice President of Operations of Meditrust from November 1993 through August 1994, Vice President from December 1989 through October 1993, Director of Development from January 1988 to December 1989 and has been associated with Meditrust since April 1987. Mr. Bushee was previously associated with The Stop & Shop Companies, Inc., a retailer of food products and general merchandise, for three years and Wolf & Company, P.C., independent accountants, for four years.

    John F. Schmutz has been Senior Vice President, General Counsel and Secretary of Meditrust and Operating Company since July 2000. Prior to that, he was Senior Vice President, General Counsel and Secretary of Operating and La Quinta since January 1999. From 1992 to 1999, he was Vice President-General Counsel and Secretary of La Quinta. Mr. Schmutz served as Vice President-General Counsel of Sbarro, Inc. form May 1991 to June 1992 and as Vice President-Legal of Hardee's Food Systems, Inc. from April 1983 to May 1991.

    Debora A. Pfaff, a Certified Public Accountant, has been Vice President of Operations of Meditrust since October 1995 and has been Meditrust's Director of Operations since September 1992. Ms. Pfaff was previously a Senior Manager with KPMG Peat Marwick where she was employed from 1985 to 1992.

    Richard W. Pomroy has been Vice President of Development of Meditrust since October 1997 and has been Director of Development of Meditrust since 1994. Prior to joining Meditrust, he was a project manager at Continuum Care Corporation, an operator of healthcare facilities. Mr. Pomroy began his career in the real estate industry as an architectural project manager and gained additional property management experience as senior project manager and later as Vice President of Construction for several Boston area general contracting firms.

    Alan L. Tallis has been Executive Vice President-Chief Development Officer of La Quinta Inns, Inc. since July 2000. He is a 24-year veteran of the lodging industry and previously served in various executive positions with La Quinta from 1980 to 1992. Prior to returning to La Quinta in 2000, Mr. Tallis served as Executive Vice President-Development and General Counsel of Red Roof Inns, Inc. and Managing Director of Tallis & Associates.

    A. John Novak has served as Senior Vice President and Chief Information Officer of La Quinta since January 2001. Prior to joining La Quinta, Mr. Novak was Senior Vice President and Chief Information Officer for Resort Condominiums International (RCI), a division of Cendant Corporation, beginning in April 1999. He served as Vice President of Lodging Property Systems for Marriott International from 1996 to 1999. Mr. Novak also served as Vice President of Resorts and Sales Systems for Walt Disney World Company from 1990 until 1996.

    Vito J. Stellato has been the Senior Vice President of Human Resources of the lodging division of Operating Company since December 1998. Prior to that, he was Vice President of Human Resources for Harrah's Entertainment, Inc. at their Las Vegas and New Orleans properties. Mr. Stellato was Vice President of Human Resources for Embassy Suites Hotels and has also held positions with Holiday Inn and the U.S. Office of Personnel Management.

    Brent A. Spaeth has been Group Vice President of Operations since
August 2000. Prior to that he was Regional Vice President of the Inn & Suites in the Western Regions and Divisional Vice President for the Central Division of La Quinta Inns from May 1997 through July 2000. Mr. Spaeth has been with La Quinta Inns since February of 1989. He formerly had various regional operations positions with the Drury and Holiday Inn corporations and has been in the hotel industry since 1972.

    Wayne B. Goldberg has been Group Vice President of Operations for La Quinta Inns since July 2000 and has 21 years of experience in the hospitality industry. Prior to joining La Quinta Inns, Mr. Goldberg was Chief Operating Officer for BridgeStreet Accommodations. Prior to BridgeStreet, Mr. Goldberg spent over
20 years at Red Rood Inns Inc. Mr. Goldberg served in various roles at Red Roof Inns, including: Group Vice President, District Vice President, Regional Manager, Area Manager and General Manager.

    Stephen T. Parker has served as Senior Vice President of Sales and Marketing since May 2000. From August 1999 to May 2000, he was a hospitality/marketing consultant in Phoenix, Arizona. From March 1997 until August 1999, Mr. Parker served as Senior Vice President, Sales and Marketing for

Red Roof Inns, Inc. He served as Vice President, Marketing for North America for Choice Hotels International, Inc. in Silver Spring, Maryland from October 1986 until March 1997.

FAMILY RELATIONSHIP

    There are no family relationships among any of the Directors or executive officers of The Meditrust Companies.

INFORMATION REGARDING THE BOARD OF DIRECTORS OF MEDITRUST AND ITS COMMITTEES

    The Board of Directors of Meditrust met 20 times in 2000. Each Director of Meditrust attended at least 75% of the meetings of the Board of Directors and all committees on which he served in 2000.

    The Audit Committee, currently consisting of Messrs. Bode, Conn and Cushman, confers with PricewaterhouseCoopers LLP, independent accountants, regarding the plans, scope and results of their audits and any recommendations they may have with respect to internal accounting controls and other matters relating to accounting procedures and the books and records of Meditrust. In 2000, the Audit Committee met 4 times.

    The Compensation Committee, currently consisting of Messrs. Baker, Bode, Cushman, Conn and Merrill, reviews the compensation of, and other employment matters relating to, Meditrust's officers and administrative employees and grants awards under Meditrust's Share Award Plan. In 2000, the Compensation Committee met 3 times.

    The Executive Committee, currently consisting of Messrs. Baker, Bode, Byrnes, Cash and Conn, exercises all of the powers of the Board of Directors between meetings of the Board of Directors, except such powers as are reserved to the Board of Directors by law. In 2000, the Executive Committee met 12 times.

    The Nominating Committee, consisting of Messrs. Baker, Bode, Byrnes, Conn, Cushman and Merrill makes recommendations to the Board of Directors concerning the Board's size and composition and suggests prospective candidates for Director. The Nominating Committee will consider shareholder recommendations for nominees for Director. Shareholders of Meditrust wishing to make recommendations should write to the Nominating Committee c/o John F. Schmutz, Senior Vice President, General Counsel and Secretary, Meditrust Corporation, 909 Hidden Ridge Drive, Suite 600, Irving, Texas 75038. In 2000, the Nominating Committee met 1 time.

INFORMATION REGARDING THE BOARD OF DIRECTORS OF OPERATING COMPANY AND ITS
  COMMITTEES

    The Board of Directors of Operating Company met 20 times in 2000. Each Director of Operating Company attended at least 75% of the meetings of the Board of Directors and all committees on which he served in 2000.

    The Audit Committee, currently consisting of Messrs. Bode, Conn and Cushman, confers with PricewaterhouseCoopers LLP, independent accountants, regarding the plans, scope and results of their audits and any recommendations they may have with respect to internal accounting controls and other matters relating to accounting procedures and the books and records of Operating Company. In 2000, the Audit Committee met 4 times.

    The Compensation Committee, currently consisting of Messrs. Baker, Bode, Cushman, Conn and Merrill, reviews the compensation of, and other employment matters relating to, Operating Company's officers and administrative employees and grants awards under Operating Company's Share Award Plan. In 2000, the Compensation Committee met 3 times.

    The Executive Committee, currently consisting of Messrs. Baker, Bode, Byrnes, Cash and Conn, exercises all of the powers of the Board of Directors between meetings of the Board of Directors, except such powers as are reserved to the Board of Directors by law. In 2000, the Executive Committee met 12 times.

    The Nominating Committee, consisting of Messrs. Baker, Bode, Byrnes, Conn, Cushman and Merrill makes recommendations to the Board of Directors concerning the Board's size and composition and suggests prospective candidates for Director. The Nominating Committee will consider shareholder recommendations for nominees for Director. Shareholders of Operating Company wishing to make recommendations should write to the Nominating Committee c/o John F. Schmutz, Senior Vice President, General Counsel and Secretary, Meditrust Operating Company, 909 Hidden Ridge Drive, Suite 600, Irving, Texas 75038. In 2000, the Nominating Committee met 1 time.

PROPOSAL 2--APPOINTMENT OF INDEPENDENT AUDITORS

    PricewaterhouseCoopers LLP were the independent auditors of The Meditrust Companies for the fiscal year ended December 31, 2000. The Board of Directors recommend their selection as independent auditors of The Meditrust Companies for the fiscal year ending December 31, 2001 at its annual meeting on June 28, 2001. Representative of PricewaterhouseCoopers LLP will be present at the Meditrust Meeting and the Operating Company Meeting and will be afforded an opportunity to make a statement if they desire to do so. Such representatives of PricewaterhouseCoopers LLP will also be available at that time to respond to appropriate questions addressed to the officer presiding at the Meditrust Meeting and the Operating Company Meeting.

    THE BOARDS OF DIRECTORS OF THE MEDITRUST COMPANIES UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001. PROXIES SOLICITED BY THE BOARDS WILL BE VOTED "FOR" THE APPOINTMENT UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

EMPLOYMENT ARRANGEMENTS WITH EXECUTIVE OFFICERS

    EMPLOYMENT ARRANGEMENT WITH CHIEF EXECUTIVE OFFICER AND PRESIDENT
FRANCIS W. CASH. Effective April 17, 2000, Francis W. Cash ("Mr. Cash") entered into an Employment Agreement with Meditrust. Mr. Cash's Employment Agreement provides that he will serve as President and Chief Executive Officer of Meditrust until the third anniversary of the effective date of his Employment Agreement, at which time the Employment Agreement will renew automatically thereafter for successive one-year terms unless six (6) months notice of non-renewal is given by either party to the other. Mr. Cash is eligible to receive an annual bonus to be determined by the Compensation Committee of an amount up to 200% of his base compensation.

    Upon termination of Mr. Cash's employment due to death or disability of Mr. Cash, Meditrust shall pay to Mr. Cash (or his beneficiary in the event of his death) any base salary, bonus or other compensation earned but not paid and the pro rata amount of the annual base target bonus payable. Additionally, Meditrust will continue to provide health benefits for at least two years.

    Upon termination of Mr. Cash's employment by Meditrust other than for cause or by Mr. Cash for "Good Reason," Meditrust shall pay Mr. Cash, in addition to the amounts described in the immediately preceding paragraph, a lump sum payment equal to two times the sum of Mr. Cash's base salary and base target bonus. Further, 20% of the original number of Mr. Cash's Performance Shares and Options covering 20% of the original number of Paired Shares in each Option shall accelerate and become vested and exercisable. Additionally, Meditrust will continue to provide health benefits for at least two years.

    If a "Change in Control" (as defined in Mr. Cash's Employment Agreement) occurs and Mr. Cash's employment is terminated within two years of such Change in Control as a result of an

Executive Termination Event (as defined in Mr. Cash's Employment Agreement),
Mr. Cash shall be entitled to the following severance benefits: (i) an amount equal to three times the average of his annual base salary (for the three fiscal years preceding the Change in Control) and three times the average of his cash bonuses paid (for the two fiscal years preceding the Change in Control);
(ii) an amount equal to Mr. Cash's full base salary through the termination date and the pro rata amount of the maximum base target bonus available during such year; and (iii) all unvested equity, including Performance Shares and Options, shall become fully vested and exercisable. Additionally, Meditrust will purchase Mr. Cash's house at market value, provide certain outplacement assistance and will continue to provide health care benefits for the balance of the term.

    EMPLOYMENT ARRANGEMENT WITH EXECUTIVE OFFICER MICHAEL F. BUSHEE. Effective January 1, 1999, Michael F. Bushee ("Mr. Bushee") entered into an Employment Agreement with Meditrust, which Agreement was subsequently amended in January 2000 and June 2000 (collectively, the "Employment Agreement").
Mr. Bushee's Employment Agreement provides that he will serve as the Chief Operating Officer of Meditrust until December 31, 2002 (the "Anticipated Termination Date") and continue to implement the strategic plan of The Meditrust Companies. Mr. Bushee's base salary is $425,000 and he is eligible to receive an annual bonus to be determined by the Compensation Committee of an amount up to 100% of his base compensation, provided, however, that with respect to each such bonus payment, 80% of each such bonus shall be based on performance criteria and 20% of each such bonus payment shall be discretionary. Upon termination of employment due to the death or disability of Mr. Bushee, all unexercisable stock options and non-vested stock-based grants and performance units will immediately vest and will be exercisable for 90 days. Additionally, Meditrust will provide health insurance coverage for at least two years.

    If Mr. Bushee's employment is terminated by Mr. Bushee for "good reason," or if Meditrust terminates his employment without "cause," Meditrust will pay
Mr. Bushee a severance payment equal to, at a minimum, two times the sum of his average base compensation (determined in accordance with the respective Employment Agreement) and average incentive compensation (determined in accordance with the respective Employment Agreement) (the "Severance Payment").

    If a "Change in Control" (as defined in the Employment Agreement) occurs and Mr. Bushee's employment is terminated for any reason other than death, disability or voluntary resignation within two years of such Change in Control, Meditrust must pay Mr. Bushee a lump sum amount equal to Mr. Bushee's Severance Payment and all stock options and other stock-based awards and performance units will become immediately exercisable or non-forfeitable.

    EMPLOYMENT ARRANGEMENT WITH EXECUTIVE OFFICER DAVID L. REA.  Effective
June 12, 2000, David L. Rea ("Mr. Rea") entered into an Employment Agreement with Meditrust. Mr. Rea's Employment Agreement provides that he will serve as Executive Vice President, Chief Financial Officer and Treasurer of Meditrust until the third anniversary of the effective date of the Employment Agreement, at which time the Employment Agreement will be renewed automatically thereafter for successive one-year terms unless six (6) months notice of non-renewal is given by either party to the other. Mr. Rea is eligible to receive an annual bonus to be determined by the Compensation Committee of an amount up to 150% of his base compensation.

    Upon termination of Mr. Rea's employment due to death or disability of Mr. Rea, Meditrust shall pay to Mr. Rea (or his beneficiary in the event of his death) any base salary, bonus or other compensation earned but not paid and the pro rata amount of the annual base target bonus payable. Additionally, Meditrust will continue to provide health benefits for at least two years.

    Upon termination of Mr. Rea's employment by Meditrust other than for cause or by Mr. Rea for "Good Reason," Meditrust shall pay Mr. Rea, in addition to the amounts described in the immediately preceding paragraph, a lump sum payment equal to two times the sum of Mr. Rea's base salary and base target bonus. Further, 20% of the original number of Mr. Rea's Performance Units and Options covering 20% of the original number of Shares in each Option shall accelerate and become vested and exercisable. Additionally, Meditrust will continue to provide health benefits for at least two years.

    If a "Change in Control" (as defined in Mr. Rea's Employment Agreement) occurs and Mr. Rea's employment is terminated within two years of such Change in Control as a result of an Executive Termination Event (as defined in Mr. Rea's Employment Agreement), Mr. Rea shall be entitled to the following severance benefits: (i) an amount equal to three times the average of his annual base salary (for the three fiscal years preceding the Change in Control) and three times the average of his cash bonuses paid (for the two fiscal years preceding the Change in Control); (ii) an amount equal to Mr. Rea's full base salary through the termination date and the pro rata amount of the maximum base target bonus available during such year; and (iii) all unvested equity, including Performance Units and Options, shall become fully vested and exercisable. Additionally, Meditrust will purchase Mr. Rea's house at market value, provide certain outplacement assistance and will continue to provide health benefits for the balance of the term.

    EMPLOYMENT ARRANGEMENT WITH EXECUTIVE OFFICER JOHN F. SCHMUTZ. Effective December 17, 1999, John F. Schmutz ("Mr. Schmutz") received certain letter agreements from Operating Company providing (i) that he shall become eligible for a lump sum severance benefit including a payment of $500,000 and continuation of medical benefits at Company's expense for two years in lieu of any other compensation except for vested interests in all stock options and other stock-based awards and performance units which will become immediately exercisable and non-forfeitable and (ii) the terms and conditions upon which certain Performance Units (as defined in the letter agreements) shall become payable.

    If a "Change of Control" (as defined in the letter agreements) occurs, if Mr. Schmutz's employment is terminated for any reason other than for cause, or in the event of death or disability all Performance Units shall immediately vest in full with the value of each such Performance Unit determined in accordance with the terms of the letter agreements.

    EMPLOYMENT ARRANGEMENT WITH EXECUTIVE OFFICER STEPHEN T. PARKER. Effective May 3, 2000, Stephen T. Parker ("Mr. Parker") received certain letter agreements from Operating Company. Mr. Parker's letter agreements provide that he will serve as Senior Vice President of Sales & Marketing and his employment may be terminated with or without cause by either party. Mr. Parker is eligible to receive an annual bonus with a target of 40% of his base compensation.

    If Mr. Parker is terminated without cause, Operating Company will pay
Mr. Parker one year's salary and a prorated bonus for the year of termination of employment.

    If a "Change of Control" (as defined in the respective letter agreement) occurs, if Mr. Parker's employment is terminated for any reason other than for cause or in the event of death or disability all Performance Units (as defined in the respective letter agreement) shall immediately vest in full with the value of each Unit determined by the respective letter agreement.

    EMPLOYMENT ARRANGEMENT WITH EXECUTIVE OFFICER VITO J. STELLATO. Effective January 4, 1999, Vito J. Stellato ("Mr. Stellato") received certain letter agreements from Operating Company. Mr. Stellato's letter agreements provide that he will serve as Senior Vice President of Human Resources and his employment may be terminated with or without cause by either party. Mr. Stellato is eligible to receive an annual bonus with a target of 40% of his base compensation.

    If Mr. Stellato is terminated without cause, Operating Company will pay
Mr. Stellato two years' salary and a prorated bonus for the year of termination of employment.

    If a "Change of Control" (as defined in the respective letter agreements) occurs or if Mr. Stellato's employment is terminated for any reason other than for cause or in the event of death or disability, all Performance Units (as defined in the respective letter agreement) shall immediately vest in full with the value of each Unit determined by the respective letter agreement.

    EMPLOYMENT ARRANGEMENT WITH EXECUTIVE OFFICER DEBORA A. PFAFF. Effective January 1, 1999, Debora A. Pfaff, Vice President of Operations, ("Ms. Pfaff") entered into a Severance Agreement with Meditrust, as amended by a First Amendment to Severance Agreement dated January 24, 2000 and as further amended on June 30, 2000 (collectively, the "Severance Agreement"). The Severance Agreement provides that Ms. Pfaff shall remain with Meditrust as Vice President of Operations until December 31, 2002 (the "Anticipated Termination Date") and continue to implement the strategic plan of The Meditrust Companies.

    If Ms. Pfaff's employment is terminated by Ms. Pfaff for "good reason," or if Meditrust terminates her employment without "cause," Meditrust will pay
Ms. Pfaff a severance payment based upon her base salary and bonus for the three
(3) immediately preceding fiscal years. Ms. Pfaff shall be eligible to be paid a bonus up to 100% of her base salary on December 31, 2000, December 31, 2001, and December 31, 2002, provided, however, that with respect to each such bonus payment, 80% of each such bonus shall be based on performance criteria and 20% of each such bonus payment shall be discretionary. If Ms. Pfaff is terminated other than "For Good Cause" or in a "Termination for Good Reason" prior to the Anticipated Termination Date, Ms. Pfaff shall be paid the maximum bonus payments that would have been paid on December 31st of each year after such termination.

    If a "Change of Control" (as defined in the Severance Agreement) occurs and Ms. Pfaff's employment is terminated for any reason other than death, disability or voluntary resignation within nine (9) months following such Change in Control, Meditrust must pay Ms. Pfaff a lump sum amount equal to MS. Pfaff's Severance Payment and all stock options and other stock-based awards and performance units will become immediately exercisable or non-forfeitable.

    EMPLOYMENT SEPARATION AGREEMENT WITH FORMER CHIEF EXECUTIVE OFFICER DAVID F. BENSON. On January 28, 2000, David F. Benson and The Meditrust Companies entered into a separation agreement terminating the Employment Agreement entered into as of January 1, 1999, by and between Meditrust and Mr. Benson, (the "Separation Agreement"). The Separation Agreement governs the separation of Mr. Benson from The Meditrust Companies and confirms his resignation from the office of Chief Executive Officer of Meditrust. As part of the Separation Agreement Mr. Benson received a severance payment of $8,995,000 in cash and 155,000 Shares (which represented the vesting of previously awarded Performance Units), and, to the extent he had participated in such plans prior to the separation, the continuation for a five year period of participation in The Meditrust Companies' group health and dental plans and in the life and disability insurance plans. Both Mr. Benson and The Meditrust Companies agreed to release and discharge all charges, complaints, claims, causes of action, damages and debts that related in any manner to Mr. Benson's employment with or termination of employment from The Meditrust Companies. As part of the Separation Agreement Mr. Benson agreed to provide consulting services to The Meditrust Companies for a ten (10) month period for which The Meditrust Companies agreed to pay him a fee of $400,000.

    EMPLOYMENT SEVERANCE ARRANGEMENT WITH FORMER EXECUTIVE OFFICER B.G.
MOORE. Effective January 4, 1999, B.G. Moore ("Mr. Moore") received certain letter agreements from Operating Company. Mr. Moore's letter agreements provided that he would serve as Vice President and Chief Information Officer of La Quinta Inns, Inc. Mr. Moore ceased to serve in such capacity effective January 2001. Pursuant to certain letter agreements, Mr. Moore received a severance payment of two years salary and the full vesting of performance shares previously awarded.

    EMPLOYMENT RELEASE AGREEMENT WITH FORMER EXECUTIVE OFFICERS MICHAEL S. BENJAMIN AND LAURIE T. GERBER. Effective December 19, 2000, Michael S. Benjamin and Laurie T. Gerber (each an "Executive") entered into Release Agreements terminating their Employment Agreements entered into as of January 1, 1999, by and between each Executive and Meditrust. The Release Agreements govern the separation of each Executive from Meditrust and confirm the resignation of Mr. Benjamin as Senior Vice President and Secretary and Ms. Gerber as Chief Financial Officer, effective as of December 29, 2000. Pursuant to their respective Employment Agreements each Executive received a Severance Payment under their respective Release Agreement. Mr. Benjamin received a Severance Payment of $4,745,421 in cash and 90,000 Shares (which represent the vesting of previously awarded Performance Units). Ms. Gerber received a Severance Payment of $4,357,835 in cash and 90,000 Shares (which represent the vesting of previously awarded Performance Units). The Executives each received medical and dental coverage for three years. Each Executive and Meditrust agreed to release and discharge all charges, complaints, claims, causes of action, damages and debts that related in any manner to either Executive's employment with or termination of employment from Meditrust.

                                 ANNUAL REPORT

    The Annual Report of The Meditrust Companies for the fiscal year ended December 31, 2000, including financial statements, audited and reported on by PricewaterhouseCoopers LLP, independent accountants, was mailed on April 30, 2001 to each of The Meditrust Companies shareholders of record at the close of business on April 23, 2001. The Meditrust Companies will distribute Annual Reports to those additional shareholders of record as of May 23, 2001 who were not shareholders of record as of April 23, 2001.

    The Meditrust Companies will provide, without charge upon the written request of any shareholder of record, a copy of the 2000 Joint Annual Report on Form 10-K. Any such requests shall be addressed to: The Meditrust Companies, 909 Hidden Ridge Drive, Suite 600, Irving, Texas 75038, Attention: Investor Relations.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On March 4, 1998, Meditrust provided acquisition financing in the amount of $24,228,723 to an entity in which Mr. Bushee owns a 2.5% equity interest, for the development of 134 acres of land in Jupiter, Florida. The loan balance on April 27, 2001 was $10,085,092.

                                 OTHER MATTERS

    As of the date of this Joint Proxy Statement, The Meditrust Companies' Boards of Directors know of no business, matters or proposals which will be presented for consideration at the respective meetings other than as described in this Joint Proxy Statement. If any other matters shall properly come before the Meditrust Meeting or the Operating Company Meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote in accordance with the recommendation of the management of Meditrust or Operating Company.

                           PROPOSALS BY SHAREHOLDERS

    Any Meditrust or Operating Company shareholder who intends to submit a proposal, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, for inclusion in the proxy materials for the 2002 annual meetings of Meditrust or Operating Company must submit such proposal in writing to the respective Secretary of Meditrust or Operating Company on or before January 26, 2002 if the proposal is to be considered for inclusion in the Joint Proxy Statement of Meditrust and Operating Company and the form of the proxy relating to those meetings. Such proposals must also comply with the requirements as to form and substance established by the Securities and Exchange Commission if such proposals are to be included in the proxy statement and form of proxy. In addition, The Meditrust Companies' By-laws include advance notice and other requirements regarding the timing and content of proposals for shareholder action at shareholders' meetings other than those proposed by the Board of Directors. In order to be timely under the advance notice provisions of the Meditrust and Operating Company By-laws, all shareholder proposals intended to be included in the proxy materials for the 2002 Companies' Meetings must be submitted, pursuant to the terms of such advance notice provisions, not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event the meeting is called for a date other than the date specified in the By-laws, and less than 75 days prior public disclosure of such date is given, then notice of the proposal must be received by the secretary not later than the close of business on the fifteenth
(15th) day following the date on which such public disclosure of the date of the meeting was made. A copy of the By-laws of either Meditrust or Operating Company may be obtained by written request addressed to the respective secretary at the address set forth on the cover page of this proxy statement.

                      WHERE YOU CAN FIND MORE INFORMATION

    The Meditrust Companies file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy reports, statements, or other information we file at the SEC's public reference room in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

    The Meditrust Companies' SEC filings are also available through out website at http://www.reit.com or by contacting our Investor Relations Departments at the address and phone numbers listed below:

Meditrust Corporation                          Meditrust Operating Company
909 Hidden Ridge Drive                         909 Hidden Ridge Drive
Suite 600                                      Suite 600
Irving, Texas 75038                            Irving, Texas 75038
Attn: Investor Relations                       Attn.: Investor Relations
(214) 492-6600                                 (214) 492-6600

    If you would like to request documents from us, please do so by June 21, 2001 to receive them before the Meditrust Meeting or Operating Company Meeting. You should rely only on the information contained in this Joint Proxy Statement to vote on The Meditrust Companies' proposals. We have not authorized anyone to provide you with information that is different for what is contained in this Joint Proxy Statement. This Joint Proxy Statement is dated May 25, 2001. You should not assume that the information contained in this Joint Proxy Statement is accurate as of any date other than such date, and the mailing of this Joint Proxy Statement to stockholders shall not create any implication to the contrary.

APPENDIX A

                             MEDITRUST CORPORATION

                            Audit Committee Charter

I.  GENERAL STATEMENT OF PURPOSE

    The Audit Committee of the Board of Directors (the "Audit Committee") of Meditrust Corporation (the "Company") assists the Board of Directors (the "Board") in general oversight and monitoring of management's and the independent auditor's participation in the Company's financial reporting process and of the Company's procedures for compliance with legal and regulatory requirements. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of the Company's external independent auditor.

II. AUDIT COMMITTEE COMPOSITION

    The Audit Committee shall consist of at least three independent members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Sections 303.01 and 303.02 of the New York Stock Exchange Listed Company Manual. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III. MEETINGS

    The Audit Committee generally is to meet four times per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit Committee.

IV. AUDIT COMMITTEE ACTIVITIES

    The principal activities of the Audit Committee will generally include the following:

    A.  REVIEW OF CHARTER

    - Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

    B.  AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

    - Review the overall audit plan (both external and internal) with the independent auditor and the members of management who are responsible for maintaining the Company's accounts and preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

    - Review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

       (i) the Company's annual audited financial statements, including any significant financial reporting issues which have arisen in connection with the preparation of such audited financial statements;

       (ii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements;

       (iii) major changes in and other questions regarding accounting and auditing principles and procedures; and

       (iv) the effectiveness of the Company's internal audit process (including evaluations of its Senior Accounting Executive and any other relevant personnel).

    - Review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and receive assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

    - Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering:

       (i) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information; and

       (ii) any changes required by the auditor in the scope or performance of the Company's audit.

    - Review and discuss major changes to the Company's auditing and accounting principles and practices as may be suggested by the independent auditor or management.

    - Discuss with the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 61 ("SAS 61").

    - Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor's concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Joint Annual Report on Form 10-K.

    - Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, and review and discuss with the independent auditor the independent auditor's independence.

    - Prepare the Audit Committee report required by Item 306 of Schedule 14A of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

    C.  UNAUDITED QUARTERLY FINANCIAL STATEMENTS

    - Review and discuss with management and the independent auditor the Company's quarterly financial statements. Such review shall include discussions by the Chairman of the Audit Committee or the Audit Committee with the independent auditor of such issues as may be brought to the Chairman's or Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

    D. MATTERS RELATING TO SELECTION, PERFORMANCE AND INDEPENDENCE OF INDEPENDENT AUDITOR

    -  Recommend to the Board the appointment of the independent auditor.

    - Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee.

    - Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgment of the Audit Committee, recommend that the Board replace the independent auditor.

    - Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

    - Require that the independent auditor provide the Audit Committee with periodic reports regarding the auditor's independence, which reports shall include but not be limited to a formal written statement setting forth all relationships between the independent auditor and the Company or any of its officers or directors. The Audit Committee shall discuss such reports with the independent auditor, and if necessary in the judgment of the Audit Committee, the committee shall recommend that the Board take appropriate action to ensure the independence of the auditor or replace the auditor.

    E.  MATTERS RELATING TO THE INDEPENDENCE OF THE AUDIT COMMITTEE

    - Periodically review the independence of each member of the Audit Committee and promptly bring to the attention of management and the Board any relationships or other matters that may in any way compromise or adversely affect the independence of any member of the Audit Committee or any member's ability to assist the Audit Committee in fulfilling its responsibilities under this Charter, including any such relationship or other matter that may have caused or may in the future cause the Company to fail to comply with the requirements set forth in Sections 303.01 and
       303.02 of the New York Stock Exchange Listed Company Manual.

    F.  GENERAL

    - The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or Company policies.

    -  Perform such other oversight functions as may be requested by the Board.

    - In performing its responsibilities, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and the independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company, attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or Company policies.

APPENDIX B

                          MEDITRUST OPERATING COMPANY

                            Audit Committee Charter

I.  GENERAL STATEMENT OF PURPOSE

    The Audit Committee of the Board of Directors (the "Audit Committee") of Meditrust Operating Company (the "Company") assists the Board of Directors (the "Board") in general oversight and monitoring of management's and the independent auditor's participation in the Company's financial reporting process and of the Company's procedures for compliance with legal and regulatory requirements. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence and performance of the Company's external independent auditor.

II. AUDIT COMMITTEE COMPOSITION

    The Audit Committee shall consist of at least three independent members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Sections 303.01 and 303.02 of the New York Stock Exchange Listed Company Manual. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III. MEETINGS

    The Audit Committee generally is to meet four times per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit Committee.

IV. AUDIT COMMITTEE ACTIVITIES

    The principal activities of the Audit Committee will generally include the following:

    A.  REVIEW OF CHARTER

    - Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

    B.  AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

    - Review the overall audit plan (both external and internal) with the independent auditor and the members of management who are responsible for maintaining the Company's accounts and preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

    - Review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

       (i) the Company's annual audited financial statements, including any significant financial reporting issues which have arisen in connection with the preparation of such audited financial statements;

       (ii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements;

       (iii) major changes in and other questions regarding accounting and auditing principles and procedures; and

       (iv) the effectiveness of the Company's internal audit process (including evaluations of its Senior Accounting Executive and any other relevant personnel).

    - Review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and receive assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

    - Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering:

       (i) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information; and

       (ii) any changes required by the auditor in the scope or performance of the Company's audit.

    - Review and discuss major changes to the Company's auditing and accounting principles and practices as may be suggested by the independent auditor or management.

    - Discuss with the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 61 ("SAS 61").

    - Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor's concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Joint Annual Report on Form 10-K.

    - Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, and review and discuss with the independent auditor the independent auditor's independence.

    - Prepare the Audit Committee report required by Item 306 of Schedule 14A of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

    C.  UNAUDITED QUARTERLY FINANCIAL STATEMENTS

    - Review and discuss with management and the independent auditor the Company's quarterly financial statements. Such review shall include discussions by the Chairman of the Audit Committee or the Audit Committee with the independent auditor of such issues as may be brought to the Chairman's or Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

    D. MATTERS RELATING TO SELECTION, PERFORMANCE AND INDEPENDENCE OF INDEPENDENT AUDITOR

    -  Recommend to the Board the appointment of the independent auditor.

    - Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee.

    - Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgment of the Audit Committee, recommend that the Board replace the independent auditor.

    - Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

    - Require that the independent auditor provide the Audit Committee with periodic reports regarding the auditor's independence, which reports shall include but not be limited to a formal written statement setting forth all relationships between the independent auditor and the Company or any of its officers or directors. The Audit Committee shall discuss such reports with the independent auditor, and if necessary in the judgment of the Audit Committee, the committee shall recommend that the Board take appropriate action to ensure the independence of the auditor or replace the auditor.

    E.  MATTERS RELATING TO THE INDEPENDENCE OF THE AUDIT COMMITTEE

    - Periodically review the independence of each member of the Audit Committee and promptly bring to the attention of management and the Board any relationships or other matters that may in any way compromise or adversely affect the independence of any member of the Audit Committee or any member's ability to assist the Audit Committee in fulfilling its responsibilities under this Charter, including any such relationship or other matter that may have caused or may in the future cause the Company to fail to comply with the requirements set forth in Sections 303.01 and
       303.02 of the New York Stock Exchange Listed Company Manual.

    F.  GENERAL

    - The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or Company policies.

    -  Perform such other oversight functions as may be requested by the Board.

    - In performing its responsibilities, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and the independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company, attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or Company policies.

                                                                      4938-PS-01

                                  DETACH HERE

                 PROXY FOR ANNUAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD JUNE 28, 2001
                           MEDITRUST CORPORATION
                        MEDITRUST OPERATING COMPANY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS

        The undersigned hereby appoints Francis W. Cash and John F. Schmutz, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of Meditrust Corporation to be held on June 28, 2001 and at any adjournment or postponement thereof with all power which the undersigned would possess if personally present, and to vote all shares of common stock of Meditrust Corporation which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Annual Meeting in accordance with the following instructions and with discretionary authority on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. All previously dated proxies are hereby revoked.

        The undersigned hereby appoints Francis W. Cash and John F. Schmutz, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of Meditrust Operating Company to be held on June 28, 2001 and at any adjournment or postponement thereof with all power which the undersigned would possess if personally present, and to vote all shares of common stock of Meditrust Operating Company which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Annual Meeting in accordance with the following instructions and with discretionary authority on such other matters as may properly come before the Annual Meeting or any adjournment thereof. All previously dated proxies are hereby revoked.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE THE PROXIES INTEND TO VOTE FOR EACH OF THE PROPOSALS.

SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

                                   PROPOSALS

MEDITRUST CORPORATION:

        1.      TO ELECT THE FOLLOWING DIRECTORS TO SERVE UNTIL 2004:
                WILLIAM G. BYRNES AND FRANCIS W. CASH.
        2. TO APPROVE THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

MEDITRUST OPERATING COMPANY:

        1.      TO ELECT THE FOLLOWING DIRECTORS TO SERVE UNTIL 2004:
                WILLIAM G. BYRNES AND FRANCIS W. CASH.
        2. TO APPROVE THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                  DETACH HERE

        PLEASE MARK
        VOTES AS IN
 /X/    THIS EXAMPLE.

        PLEASE REFER ABOVE FOR EXPLANATION OF PROPOSALS SET FORTH BELOW.

MEDITRUST CORPORATION:                  MEDITRUST OPERATING COMPANY:

1. To elect the Directors to serve      1. To elect the Directors to serve
   until 2004:                             until 2004:
   William G. Byrnes and Francis W. Cash   William G. Byrnes and Francis W. Cash

                WITHHELD         MARK HERE                         WITHHELD
  FOR             FROM          FOR ADDRESS          FOR             FROM
  BOTH            BOTH          CHANGE AND           BOTH            BOTH
NOMINEES / /    NOMINEES / /    NOTE BELOW  / /    NOMINEES / /    NOMINEES / /

/ /_________________________________        / /_________________________________
   For both nominees except as noted           For both nominees except as noted
   above                                       above

MEDITRUST CORPORATION:                  FOR   AGAINST    ABSTAIN
2.      To approve the appointment of   / /     / /        / /
        independent auditors.

MEDITRUST OPERATING COMPANY:
2.      To approve the appointment of   / /     / /        / /
        independent auditors.

In signing, please write name(s) exactly as appearing in the imprint of this card. For shares held jointly each owner should sign. If signing as executor, or in any other representative capacity, or as an officer of a corporation, please indicate your full title as such.

Signature: __________________________________ Date: _________________

Signature: __________________________________ Date: _________________